Exhibit 10.50
MASTER LEASE AGREEMENT

                                   Dated as of

                                  June 21, 1996

                                     Between

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS,


Lessor

                                       and

                    THE CONNECTICUT LIGHT AND POWER COMPANY,


Lessee


MASTER LEASE AGREEMENT

                                TABLE OF CONTENTS
                                                            Page

I.   LEASING:                                               1

II.  TERM, RENT AND PAYMENT                                 1

III. TAXES                                                  2

IV.  REPORTS                                                2

V.   DELIVERY, USE AND OPERATION                            3

VI.  SERVICE                                                3

VII. STIPULATED LOSS VALUE                                  4

VIII.     LOSS OR DAMAGE                                    4

IX.  INSURANCE                                              4

X.   RETURN OF EQUIPMENT                                    5

XI.  DEFAULT                                                5

XII. ASSIGNMENT                                             7

XIII.     NET LEASE; NO SET-OFF, ETC.                       7

XIV. INDEMNIFICATION                                        8

XV.  DISCLAIMER                                             9

XVI. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE    10

XVII.     OWNERSHIP FOR TAX PURPOSES; GRANT OF SECURITY INTEREST; USURY
     SAVINGS                                                14

XVIII.    END OF LEASE OPTIONS                              15
     (a)  Renewal                                           15
     (b)  Return                                            15
     (c)  Purchase                                          15
     (d)  Notice of Election                                16

XIX. MISCELLANEOUS                                          16

XX:  CHOICE OF LAW; JURISDICTION                            18

XXI: CHATTEL PAPER                                          18

EXHIBIT NO. 1 -  EQUIPMENT SCHEDULE

     ANNEX A - DESCRIPTION OF EQUIPMENT
     ANNEX B - PURCHASE ORDER ASSIGNMENT AND CONSENT
     ANNEX C - CERTIFICATE OF ACCEPTANCE
     ANNEX D - STIPULATED LOSS VALUE TABLE
     ANNEX E - AMORTIZATION SCHEDULE
     ANNEX F - RETURN PROVISIONS
     ANNEX G - ESTOPPEL/WAIVER AGREEMENT

MASTER LEASE AGREEMENT


     THIS MASTER LEASE AGREEMENT, dated as of June 21, 1996 ("Agreement"), between GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, with an office at 303 International Circle, Suite 300, Hunt Valley, Maryland 21031 (hereinafter called, together with its successors and assigns, if any, "Lessor"), and THE CONNECTICUT LIGHT AND POWER COMPANY, a Connecticut corporation with its mailing address and chief place of business at 107 Selden Street, Berlin, Connecticut 06037-1616 (hereinafter called "Lessee").


                                   WITNESSETH:

I.   LEASING:

     (a) This Agreement shall be effective from and after the date of execution hereof. Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule.

     (b) The obligation of Lessor to purchase the Equipment from the manufacturer or supplier thereof ("Supplier") and to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Lease Commencement Date (with respect to such Equipment), of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Purchase Order Assignment and Consent in the form of Annex B to the applicable Schedule, unless Lessor shall have delivered its purchase order for such Equipment,
(iii) evidence of insurance which complies with the requirements of Section IX; (iv) an opinion of counsel for Lessee in form and substance satisfactory to Lessor; (v) certified resolutions of Lessee's Board of Directors in form and substance satisfactory to Lessor; (vi) an Estoppel/Waiver Agreement in the form of Annex G to the applicable Schedule; and (vii) such other documents as Lessor may reasonably request. As a further condition to such obligations of Lessor, Lessee shall, upon delivery of such Equipment (but not later than the Last Delivery Date specified in the applicable Schedule) execute and deliver to Lessor a Certificate of Acceptance (in the form of Annex C to the applicable Schedule) covering such Equipment, and deliver to Lessor a bill of sale therefor (in form and substance satisfactory to Lessor). Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

     (c) This Agreement and the obligations of Lessee hereunder are in no way contingent upon Lessee obtaining any authorizations or approvals from any Federal or state regulatory authority to enter into and perform under this Agreement, or upon Lessee recovering from its customers any Rents or other payments arising hereunder.


II.  TERM, RENT AND PAYMENT:

     (a) The rent payable hereunder (the "Rent") and Lessee's right to use the Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Equipment ("Lease Commencement Date"). The Term of this Agreement (the "Term") shall be the period specified in the applicable Schedule. If any Term is extended, the word "Term" shall be deemed to refer to all extended terms, and all provisions of this Agreement shall apply during any extended terms, except as may be otherwise specifically provided in writing.

     (b) Rent shall be paid to Lessor by wire transfer of immediately available funds to: Bankers Trust New York, New York, New York 10006, Account No. 50-202-962, ABA No. 021-001-033, or to such other account as Lessor may direct in writing; and shall be effective upon receipt. Payments of Rent shall be in the amount set forth in, and due in accordance with, the provisions of the applicable Schedule. In no event shall any Rent payments be refunded to Lessee. If Rent is not paid within three (3) days of its due date, Lessee agrees to pay a late charge of Five Cents ($0.05) per dollar on, and in addition to, the amount of such Rent but not exceeding the lawful maximum, if any.


III. TAXES:

     Lessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the net income of Lessor. Lessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees, charges and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rentals or receipts hereunder), any Schedule, Lessor or Lessee by any foreign, Federal, state or local government or regulatory or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, gas, petroleum or other fuel use or import, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Lessee shall (i) reimburse Lessor upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor, (ii) on request of Lessor, submit to Lessor written evidence of Lessee's payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessee to the extent that it is legally permissible, and (iv) send a copy thereof to Lessor.


IV.  REPORTS:

     (a) Lessee will notify Lessor in writing, within ten (10) days after (1) any tax or other lien shall attach to any Equipment and (2) after Lessee has knowledge of any Environmental Claim or Environmental Loss (as such terms are hereinafter defined) with respect to or affecting in any manner the Equipment, of the full particulars thereof, of the location of such Equipment on the date of such notification, and of the remediation action to be undertaken by Lessee and the timing thereof.

     (b) Lessee will deliver to Lessor, within ninety (90) days of the close of each fiscal year of Lessee, Lessee's balance sheet and profit and loss statement, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, certified by a recognized firm of certified public accountants, together with the Form 10K of Lessee and of Northeast Utilities ("NU") filed with the Securities and Exchange Commission ("SEC"). Lessee will deliver to Lessor quarterly, within ninety (90) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's quarterly financial report certified by the chief financial officer of Lessee, together with the Form 10Q of Lessee and of NU filed with the SEC.

Lessee will deliver to Lessor, promptly after the date on which they are filed with the SEC, all Form 8K reports filed with the SEC by Lessee or NU. In addition, Lessee will deliver to Lessor quarterly, within fifty (50) days of the close of each fiscal quarter of Lessee a certificate executed by the chief financial officer of Lessee, certifying as to compliance with the covenants set forth in Sections XVI (a)(9) and (10) hereof as of the close of the immediately preceding fiscal quarter, together with the computation of such covenants. Lessee will deliver to Lessor, within fifteen (15) days after its filing with the Federal Energy Regulatory Commission (the "FERC"), a copy of Lessee's FERC Form 1. Lessee will deliver to Lessor, within ten
(10) days of filing, any submittals known to Lessee to have been made by any person, including without limitation, Lessee and NU to the FERC, the SEC, or the Connecticut Department of Public Utility Control ("DPUC") the Connecticut Department of Environmental Protection, the Nuclear Regulatory Commission ("NRC") and the Environmental Protection Agency ("EPA") (collectively or individually "Regulatory Authorities" or "Regulatory Authority") that would adversely affect Lessee's ability to perform hereunder including installation, maintenance and operation of the Equipment, or subject Lessor or the Participants (as hereinafter defined) to regulation by any Regulatory Authority.

     (c) Lessee will permit Lessor to inspect any Equipment, and all books and records with respect to the operation and maintenance of the Equipment, during normal business hours upon reasonable notice.

     (d) Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule) in the State of Connecticut. Prior to any proposed relocation of the Equipment by Lessee, Lessee shall provide Lessor with ten (10) days' prior written notification of the date and place of such relocation. Prior to such relocation, Lessee shall provide Lessor with such reasonable assurances as may be requested by Lessor that such relocation will not materially adversely affect the performance of any term of this Agreement.

     (e) Lessee will promptly and fully report to Lessor in writing if any Equipment is lost or damaged (where the estimated repair costs would exceed $5,000,000.00, or is otherwise involved in an accident causing personal injury or property damage) (an "Unmatured Default").

     (f) Within thirty (30) days after any request by Lessor, Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time (or both), would become a Default.


V.   DELIVERY, USE AND OPERATION:

     (a) All Equipment shall be shipped directly from the Supplier to Lessee.

     (b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with (1) all applicable Federal, state, and local laws and regulations, including without limitation the Federal Power Act ("FPA"), 16 U.S.C. Section 791 et seq.; the Public Utility Holding Company Act of 1935 ("PUHCA"), 15 U.S.C. Section 79 et seq., Conn. Gen. Stat. Chapters 277 and 283, and the Clean Air Act ("CAA"), 42 U.S.C. Section 7401 et seq., as amended, and governmental approvals, (2) any applicable insurance policies, (3) all manufacturers' recommendations, and
(4) standard utility practices; and the Equipment shall not be taken out of commercial operation in Lessee's business as a public utility (subject to all requirements of Regulatory Authorities).

     (c) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those (1) which result from acts of Lessor , or (2) liens for fees, taxes, levies, duties or other governmental charges of any kind, or of mechanics, materialmen, laborers, employees or suppliers and similar liens arising by operation of law, in each case incurred by Lessee in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger (as determined in Lessor's sole reasonable discretion) of the sale, forfeiture or loss of the Equipment or any interest therein).


VI.  SERVICE:

     (a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order, repair, condition and appearance in accordance with manufacturer's recommendations, normal wear and tear excepted. Lessee shall, if at any time reasonably requested by Lessor, affix in a prominent position on each unit of Equipment plates, tags or other identifying labels showing the interest therein of Lessor.

     (b) Lessee will not, without the prior written consent of Lessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the value, originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment which are not readily removable shall be made only in compliance with applicable law, shall be free and clear of all liens, encumbrances or rights of others, and shall become the property of Lessor. Lessee will not, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment to or in any other personal property.

     (c) Any alterations or modifications to the Equipment that may, at any time during the term of this Agreement, be required to comply with any applicable law, rule or regulation shall be made at the expense of Lessee.


VII. STIPULATED LOSS VALUE:

     Lessee shall promptly and fully notify Lessor in writing if any unit of Equipment shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use from any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"). On the Rental Payment Date next succeeding a Casualty Occurrence (the "Payment Date"), Lessee shall pay Lessor the sum of
(x) the Stipulated Loss Value of such unit calculated in accordance with Annex D as of the Rent Payment Date next preceding such Casualty Occurrence ("Calculation Date"); and (y) all rental and other amounts which are due hereunder as of the Payment Date. Upon payment of all sums due hereunder, the Term as to such unit shall terminate and (except in the case of the loss, theft or complete destruction of such unit) Lessee shall be entitled to recover possession of such unit.


VIII.     LOSS OR DAMAGE:

     Lessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever (except such as may be caused by the gross negligence or willful misconduct of Lessor) from the time the Equipment is shipped to Lessee.


IX.  INSURANCE:

     Lessee agrees, at its own expense, to keep all Equipment insured for such amounts as specified in Paragraph D of the Equipment Schedule and against such hazards as Lessor may require, including, but not limited to, insurance for damage to or loss of such Equipment and liability coverage for personal injuries, death or property damage, with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. All such policies shall be with companies, and on terms, satisfactory to Lessor. Lessee agrees to deliver to Lessor evidence of insurance satisfactory to Lessor concurrently with execution of each Schedule and annually thereafter. No insurance shall be subject to any co-insurance clause. Lessee hereby appoints Lessor as Lessee's attorney-in-fact and Lessor shall have the exclusive right to make proof of loss and claim for insurance with respect to property damage, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made as a result of such insurance policies. Any expense of Lessor in adjusting or collecting insurance shall be borne by Lessee. Said policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty
(30) days' written notice to Lessor. Provided that no Default or Unmatured Default has then occurred, the proceeds of insurance shall be applied to repair or replace the Equipment or any portion thereof. If a Default or Unmatured Default shall have occurred, Lessor may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace the Equipment or any portion thereof, or (ii) satisfy any obligation of Lessee to Lessor hereunder.


X.   RETURN OF EQUIPMENT:

     (a) Upon any expiration or termination of this Agreement or any Schedule, unless Lessee shall have exercised its renewal option pursuant to
Section XVIII(a) hereof, or its purchase option pursuant to Section XVIII(c) hereof, Lessee shall promptly, at its own cost and expense, comply with the provisions of Annex F to the Schedule.

     (b) Until Lessee has fully complied with the requirements of Paragraph
(a) above, Lessee's Rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued leasehold interest upon ten (10) days' notice to Lessee. In addition to these Rents, Lessor shall have all of its other rights and remedies available as a result of this nonperformance.


XI.  DEFAULT:

     (a) Lessor may in writing declare this Agreement in default ("Default") if: (1) Lessee breaches its obligation to pay Rent or any other sum when due and fails to cure the breach within three (3) days; (2) Lessee breaches any of its insurance obligations under Section IX hereof; (3) any representation, warranty or covenant made by Lessee in connection with the Agreement shall be false or misleading in any material respect; (4) Lessee breaches any representation, warranty or covenant contained in Section XVI hereof; (5) Lessee becomes insolvent or ceases to do business as a going concern; (6) any Equipment is illegally used; (7) a petition is filed by or against Lessee under any bankruptcy or insolvency laws; (8) Lessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless not less than sixty (60) days prior to such Event: (x) such person is organized and existing under the laws of the United States or any state, and executes and delivers to Lessor an agreement containing an effective assumption by such person of the due and punctual performance of this Agreement; (y) Lessor is reasonably satisfied as to the creditworthiness of such person; and (z) Lessor is reasonably satisfied that the Event will not cause Lessor or any Participant to become subject to any Federal or state regulation including without limitation (i) regulation as an "electric utility company", a "public utility company", a "holding company" or a "subsidiary company" or an "association company" of a holding company under PUHCA; (iii) regulation as a "public utility" under the FPA; (iv) as a "public service company" or "electric company" under the Conn. Gen. Stat.; or (v) regulation under the CAA; (9) effective control of Lessee's voting capital stock, issued and outstanding from time to time, is not retained by NU and, as determined by Lessor at its sole discretion, such change of control results in any degradation in the creditworthiness of Lessee; (10) Lessee or NU shall be in default under any material obligation for borrowed money, any material obligation for the deferred purchase price of property or any material obligation under any lease agreement; (11) [there shall have been a material adverse change in the business or financial condition of Lessee from the date of execution hereof]; (12) Lessee shall fail to comply with all then applicable regulatory requirements of governmental agencies applicable to it, to the Equipment or to the use or operation thereof; or (13) Lessee breaches any of its other obligations hereunder not covered by clauses (1) through (12) of this Section XI(a) and fails to cure such breach within thirty (30) days after written notice thereof. Such declaration shall apply to all Schedules except as specifically excepted by Lessor.

     (b) After Default, Lessee shall, without further demand, forthwith pay to Lessor (i) as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated in accordance with Annex D as of the Rent Payment Date next preceding the declaration of default), and (ii) all Rents and other sums then due hereunder. If Lessee fails to pay the amounts specified in the preceding sentence, then, at the request of Lessor, Lessee shall comply with the provisions of Section X(a) hereof. Lessee hereby authorizes Lessor to enter, with or without legal process, any premises where any Equipment is located and take possession
thereof.    Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment; and Lessor may use Lessee's premises for any or all of the foregoing (provided that Lessor shall not be entitled to use Lessee's premises for a lease of the Equipment in place on such premises) without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (1) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then, (2) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee hereunder; then (3) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and (4) any surplus shall be paid to Lessee. Lessee shall pay any deficiency in clauses (1) and (2) forthwith. Nothing in this Agreement shall cause Lessor to operate the Equipment, or otherwise undertake any action that will cause Lessor to become subject to regulation under the FPA, PUHCA, Conn. Gen. Stats., or CAA. Upon satisfaction in full of all of Lessee's obligations hereunder, if the Equipment has not then been sold or re-leased by Lessor in the course of the exercise of its remedies hereunder, if the Equipment has not then been sold or re-leased by Lessor in the course of the exercise of its remedies hereunder, Lessor will transfer, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any kind whatsoever ("AS IS BASIS"), all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment, free and clear of any lien or encumbrance created by Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination and other documents and instruments as reasonably may be required in order to convey or terminate any interest of Lessor in and to the Equipment

     (c) In the event that Lessor or any Participant for any reason arising out of this Agreement becomes, or may become, subject to Federal or state regulation, including without limitation, regulation as an "electric utility company", a "public utility company", a "holding company" or a "subsidiary company" or an "associate company" of a holding company under PUHCA; as a "public utility" under the FPA; as a "public service company" or "electric company" under the Conn. Gen. Stat.; or under the CAA or the AEA (hereinafter "Change in Status"), Lessee shall promptly take such actions as Lessor reasonably believes are necessary to remove or remedy such Change in Status, including such reasonable actions as are necessary to assure Lessor that it will not become subject to a Change in Status during the Term. Such actions and assurances may include, but are not limited to, (i) such modifications of this Agreement as are necessary to assure Lessor that it will not now or during the Term become subject to a Change in Status, or (ii) if the Change in Status cannot be remedied through modification of this Agreement, at Lessor's option, upon written demand from Lessor, Lessee shall pay to Lessor the sum of: (x) the Stipulated Loss Value of the Equipment calculated in accordance with Annex D as of the Rent Payment Date next preceding the date of such demand; and (y) all Rent and other amounts which are due hereunder as of the next succeeding Rent Payment Date. Upon payment of all sums due hereunder, Lessor will transfer, on an AS IS BASIS, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment, free and clear of any lien or encumbrance created by Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination and other documents and instruments as reasonably may be required in order to convey or terminate any interest of Lessor in and to the Equipment. Such actions or assurances, where necessary, shall be made retroactive to the date on which the Change in Status was deemed to have occurred.

     (d) In addition to the foregoing rights, Lessor may terminate this Agreement as to any or all of the Equipment.

     (e) Each of the foregoing remedies, together with any and all other rights that Lessor may have under this Agreement or under statute or at law or in equity or otherwise, shall be cumulative, and the exercise by Lessor of any one or more of such rights, powers or remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all such other rights, powers or remedies. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. If permitted by law, Lessee shall pay reasonable attorney's fees actually incurred by Lessor in enforcing the provisions of this Lease and any ancillary documents. Waiver of any default shall not be a waiver of any other or subsequent default.

     (f) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.


XII. ASSIGNMENT:

     (a) LESSEE SHALL NOT ASSIGN, MORTGAGE, SUBLET OR HYPOTHECATE ANY EQUIPMENT OR ANY INTEREST OR RIGHTS OF LESSEE HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

     (b) For a period ending sixty (60) days from the date of this Agreement, Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule, to any Institutional Investor or any party specified on Exhibit No. 2 attached hereto and any such assignee may further assign this Agreement or any Schedule, or the right to enter into any Schedule, to an entity affiliated with such assignee, without the consent of Lessee. As used herein, "Institutional Investor" shall mean any insurance organization who engages in the activity of investing in public or private financial instruments, any pension fund or any mutual or money management fund. After sixty (60) days from the date of this Agreement, Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of an assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee or as instructed by Lessor.
Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its assignee shall have all rights as "Lessor" thereunder separately exercisable by such named Lessor or assignee as the case may be, exclusively and independently of Lessor or any assignee with respect to other Schedules executed pursuant hereto. Without limiting the generality of the foregoing, the grant of security interest in Section XVII(b) hereof shall, as it relates to the Equipment leased under each Schedule (and to the proceeds and other collateral referred to in Section XVII(b)), be deemed to have been granted solely to the Lessor named therein, or to its assignee, as applicable and such Equipment (and other related collateral) shall not be deemed to collateralize Lessee's obligations under any of the Schedules to which such named Lessor or assignee, as the case may be, is not a party. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever; provided, however, that Lessee reserves the right to assert in a separate cause of action against Lessor or any other person any claim which Lessee has or may at any time have against Lessor or any other person.

     (c) Lessee acknowledges that it has been advised that General Electric Capital Corporation is acting hereunder for itself and as agent for certain third parties (each being herein referred to as a "Participant" and, collectively, as the "Participants"); that the interest of the Lessor in this Agreement, the Equipment Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more third parties without the consent of Lessee (the "Syndication"). Lessee agrees reasonably to cooperate with Lessor in connection with the Syndication, including the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Participant; provided, however in no event shall Lessee be required to consent to any change that would adversely affect any of the material terms of the transactions contemplated herein.

     (d) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.


XIII.     NET LEASE; NO SET-OFF, ETC.:

     This Agreement is a net lease. Lessee's obligation to pay Rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said Rent or other amounts, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict liability in tort or negligence of Lessor) of Lessee against Lessor under this Agreement or otherwise. This Agreement shall not terminate and the obligations of Lessee shall not be affected by reason of (a) any denial by any Federal or state regulatory, legislative or judicial authority of any recovery from, or pass through to, ratepayers of any rents paid or other expenses, obligations or liabilities arising out of this Agreement including, without limitation, fuel expenses, Equipment maintenance, insurance coverage and payment of all applicable Taxes; or (b) any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is the intention of the parties hereto that Rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof.


XIV. INDEMNIFICATION:

     (a) Lessee hereby agrees to indemnify, save and keep harmless Lessor, the Participants, and their respective Affiliates, successors and assigns, shareholders, partners, directors, officers, employees and agents (each an "Indemnified Party"), from and against any and all liability, losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, which may at any time be imposed or incurred by or asserted against such Indemnified Party (other than such as may be caused by the gross negligence or wilful misconduct of such Indemnified Party) arising from or in any way connected to: (1) this Agreement or the transactions contemplated hereby; (2) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the Term, and the delivery, lease, possession, maintenance, uses, condition, return or operation of the Equipment (including, without limitation, (A) any breach of any representation, warranty or covenant made by Lessee under Section XVI hereof, (B) claims or penalties arising from any violation of law or liability in tort (strict or otherwise), (C) loss of or damage to any property or the environment or death or injury to any Person,
(D) latent or other defects, whether not discoverable, (E) any claim for patent, trademark, service-mark or copyright infringement, and (F) any claim of Lessor incurred in the administration of this Agreement, the other Documents or any Schedule attached hereto); (3) the condition of the Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee; or (4) any misrepresentation or failure by Lessee to perform its obligations hereunder. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

     (b) In addition to the foregoing, Lessee shall defend, indemnify and hold harmless each Indemnified Party from and against any Environmental Claim or Environmental Loss and, unless Lessee is then contesting in good faith such Environmental Claim or Environmental Loss and Lessee has set aside on its books appropriate reserves therefor, Lessee shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Loss.

          As used herein,

          (1) "Adverse Environmental Condition" shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any Contaminant, odor or audible noise in violation of any Applicable Environmental Law, at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment in violation of any Applicable Environmental Law, or (iii) the violation, or alleged violation, of any Environmental Law connected with any Equipment.

          (2) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person (other than the Supplier in its capacity as the Supplier).

          (3) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PCBs"), and radioactive substances.

          (4) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (5) "Environmental Emission" shall refer to any actual or threatened release, spill, omission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

          (6) "Environmental Law" shall mean any Federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
     Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, Federal, state or local statutes, and the regulations promulgated pursuant thereto.

          (7) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (8) "Person" shall mean any individual, partnership, firm, corporation, trust, limited liability company, limited liability partnership, association, joint venture, unincorporated organization, government or political subdivision or instrumentality or department or agency thereof and any other entity.

     (c) All of Lessee's obligations and all of Lessor's rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of this Agreement. Lessor's rights, privileges and indemnities contained in this Section are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.


XV.  DISCLAIMER:

     LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE (except that Lessor warrants that it has received such title to the Equipment as was conveyed to it, free and clear of all liens and encumbrances created by Lessor). All of the foregoing risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Agreement, Lessee shall be, and hereby is, authorized during the term of this Agreement to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.


XVI. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE:

     (a) Lessee hereby represents, warrants and covenants to Lessor as follows:

          (1) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

          (2) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

          (3) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

          (4) The entry into and performance by Lessee of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's articles of incorporation, charter or by-laws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

          (5) Except as disclosed in the Disclosure Documents, there are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement. As used herein, "Disclosure Documents" means Lessee's Annual Report for the fiscal year ended December 31, 1995, on Form 10K, Lessee's Quarterly Report for the quarter ended March 31, 1996, on
Form 10Q and Lessee's reports dated            1996, on Form 8K.

          (6) Each financial statement delivered to Lessor has been prepared in accordance with GAAP, and since the date of the most recent financial statement, there has been no material adverse change except as disclosed in the Disclosure Documents.

          (7) Lessee is duly incorporated and will be at all times validly existing and in good standing under the laws of the state of its incorporation (specified in the first sentence of this Agreement) and in each state in which it is doing business.

          (8) The Equipment will at all times be used for commercial or business purposes.

          (9) During the Term, Lessee shall maintain at all times a ratio of Common Equity to Total Capitalization as follows: (i) 0.31:1.00 for fiscal year 1996, (ii) 0.32:1.00 for fiscal year 1997, and (iii) 0.33:1.00 for fiscal year 1998 and each fiscal year thereafter. As used herein, the following terms shall have the following meanings:

               "Common Equity" of Lessee shall mean for any period, an amount equal to the sum of the aggregate of the par value of, or stated capital represented by, the outstanding common shares of Lessee and its subsidiaries and the surplus, paid-in, earned and other, if any, of Lessee and its subsidiaries as determined on a consolidated basis in accordance with generally accepted accounting principles; and

               "Total Capitalization" of Lessee shall mean the sum of the Common Equity, preferred stock and all long-term and short-term Debt of Lessee and its consolidated subsidiaries (including the current portion thereof); and

               "Debt" of any person shall mean, without duplication, (i) indebtedness of such person for borrowed money, including but not limited to obligations of such person evidenced by bonds, debentures, notices or other similar instruments, (ii) obligations of such person to pay the deferred purchase price of property or services (excluding any obligation of such person to the United States Department of Energy or its successor with respect to disposition of spent nuclear fuel burned prior to April 3, 1983), (iii) obligations of such person as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) through
               (iv) above, and (v) liabilities in respect of unfunded vested benefits under ERISA Plans.

          (10) During the Term, Lessee will be required to maintain for each fiscal quarter in each fiscal year a ratio of Operating Income to Interest Expense as follows: (i) 3.50:1.00 for each of fiscal year 1996 and fiscal year 1997 and (ii) 4.50:1.00 for fiscal year 1998 and each fiscal year thereafter. As used herein, the following terms shall have the following meanings:

               "Operating Income" of Lessee shall mean, for any period, Lessee's consolidated operating income for such period, adjusted as follows:

               (i) increased by the amount of income taxes paid by Lessee and its consolidated subsidiaries during such period, if and to the extent deducted in the computation of Lessee's consolidated operating income for such period; and

               (ii) increased by the amount of any depreciation and
                    amortization deducted in the computation of Lessee's consolidated operating income for such period; and

               (iii)     decreased by the amount of any capital
                         expenditures paid by Lessee or its
                         consolidated subsidiaries to the extent
                         not deducted in the computation of
                         Lessee's consolidated operating income for such period; and

               "Interest Expense" of Lessee shall mean for any period, the aggregate amount of any interest on consolidated Debt of Lessee and its subsidiaries (including long-term and short-term Debt).

          (11) Except as disclosed in the Disclosure Documents, Lessee and its parents, subsidiaries and affiliates have all necessary licenses, authorizations, approvals, waivers, exemptions and permits required under any applicable Federal, state and local laws, including without limitation, the FPA, PUHCA, CAA, the Atomic Energy Act of 1954, as amended, the Connecticut General Statutes, and all rules, regulations, orders, decisions and written policies promulgated or issued thereunder (collectively or individually, "Regulatory Law" or "Laws"), including without limitation, those necessary for Lessee and its parents, subsidiaries and affiliates to own and operate their respective properties and to carry on their respective businesses as now conducted and as proposed to be conducted throughout the Term, and with respect to Lessee, to perform under this Agreement, the other Documents and Schedules.

          (12) Except as disclosed in the Disclosure Documents, all Lessee's and its parents', subsidiaries' or affiliates' licenses, authorizations, approvals, waivers, permits, exemptions and orders are valid and in full force and effect, free and clear of any disqualifications or restrictions, and any conditions that would impair Lessee's ability to execute and perform (including without limitation, the ability to install, maintain and operate the Equipment) under this Agreement, the other Documents or Schedules. Neither Lessee nor any of its parents, subsidiaries or affiliates have received, or have reason to believe that Lessee or any of its parents, subsidiaries or affiliates will receive, any notice that any Regulatory Authority intends to cancel, terminate, review, modify, amend or not renew any of the material licenses, authorizations, approvals, waivers, permits, exemptions and orders of Lessee or any of its parents, subsidiaries or affiliates the absence of which would impair their ability to carry on their respective businesses as now conducted and as proposed to be conducted throughout the Term, and with respect to Lessee, to perform under this Agreement, the other Documents and Schedules.

          (13) Except as disclosed in the Disclosure Documents, Lessee and its parents, subsidiaries and affiliates are in compliance with all Regulatory Laws and no condition exists or event has occurred with respect to any license, authorization, approval, order, waiver, exemption or permit that, in itself or with the giving of notice or lapse of time, or both, does or would: (a) constitute or result in a violation of any Regulatory Law; or
(b) result in a forfeiture or the suspension, termination, revocation, impairment, modification, amendment or non-renewal of any such license, authorization, approval, order, waiver, exemption or permit.

          (14) Except as disclosed in the Disclosure Documents, there are no judgments, decrees or orders that have been issued by any Regulatory Authority against Lessee or any of its parents, subsidiaries or affiliates that could impair Lessee's ability to (A) install, maintain and operate the Equipment, and/or (B) enter into and perform under this Agreement, the other Documents or Schedules; and there are no Regulatory Authority or judicial proceedings pending or threatened against Lessee or any of its parents, subsidiaries or affiliates, including, without limitation, any notice of violation, notice of apparent liability, notice of investigation, order to show cause or other order, or investigative proceeding, that could impair Lessee's ability to (x) install, maintain and operate the Equipment, and/or
(y) enter into and perform under this Agreement, the other Documents or Schedules.

          (15) No consents, notices, authorizations, approvals, registrations, declarations or filings by or with any Regulatory Authority are required by Lessee to install, maintain or operate the Equipment, or to enter into and perform under this Agreement, the other Documents or Schedules except such as have been or on or before the date hereof will have been duly obtained, given or accomplished.

          (16) Neither Lessor nor any Participant will be or become, solely by reason of its entering into or performing under this Agreement, the other Documents or Schedules to which it is a party, or as a result of the transactions contemplated hereby or thereby, subject to regulation as an electric utility company, an electric company, a public service company, a public utility or a holding company of a public utility company, electric utility company, electric company or public service company or a subsidiary company or an associate company of a holding company, by any Regulatory Authority.

          (17) Except as consistent with applicable Environmental Laws, no Hazardous Substances or pollutants regulated under any Environmental Law are present on or below the surface of Lessee's real property or leased premises, and neither Lessee nor any of its parents, subsidiaries or affiliates or any present or former owner or operator of such real property or leased premises has been identified as a potentially responsible party for cleanup liability with respect to the emission, discharge or release of any Hazardous Substance.

          (18) Lessee and its parents, subsidiaries, and affiliates have all permits, licenses, registrations or other authorizations required by Environmental Laws for the ownership by Lessee or its parents, subsidiaries or affiliates of their respective assets, present use or occupancy of the real property or leased premises included in those assets, and the present operation of their respective businesses (including Lessee's installation, operation and maintenance of the Equipment).

     (b) The representations, warranties and covenants of Lessee made hereunder shall be true as of the date hereof and on the date of execution of each Schedule, and except for Section XVI(a)(5) hereof, shall be continuing in nature and true throughout the Term.


XVII.     OWNERSHIP FOR TAX PURPOSES; GRANT OF SECURITY INTEREST; USURY
SAVINGS:

     (a) For income tax purposes, Lessor will treat Lessee as the owner of the Equipment. Accordingly, Lessor agrees (1) to treat Lessee as the owner of the Equipment on Lessor's Federal income tax return, (2) not to take actions or positions inconsistent with such treatment on or with respect to its federal income tax return, and (3) not claim any tax benefits available to an owner of the Equipment on or with respect to its Federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery. Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to Lessee as the owner of the Equipment except to the extent that such failure is caused by Lessor's gross negligence or willful misconduct.

     (b) In order to secure the prompt payment of the Rent and all of the other amounts from time to time outstanding under and with respect to the Schedules, and the performance and observance by Lessee of all the agreements, covenants and provisions thereof (including, without limitation, all of the agreements, covenants and provisions of the Agreement that are incorporated therein), Lessee hereby grants to Lessor a first priority security interest in the Equipment leased under the Schedules, together with all additions, attachments, accessories and accessions thereto whether or not furnished by the supplier of the Equipment and any and all substitutions, replacements or exchanges therefor, in each such case in which Lessee shall from time to time acquire an interest, and any and all insurance and/or other proceeds (but without power of sale) of the property in and against which a security interest is granted hereunder.

     (c) It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any Schedule is determined to be subject to such laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in any Schedule or this Agreement, in no event shall any Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Schedule or this Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Schedule or this Agreement shall exceed the maximum amount of interest permitted by applicable law, then in such event (1) the provisions of this paragraph shall govern and control,

(2) neither Lessee nor any other person or entity now or hereafter liable for the payment of which hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (3) any such excess which may have been collected by Lessor shall be either applied as a credit against the then unpaid principal balance or refunded to Lessee, at the option of Lessor, and
(4) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Schedule or this Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Lessee or otherwise by Lessor in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lessor to receive a greater interest per annum rate than is presently allowed, the Lessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum rate hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America (but not in excess of the interest rate contemplated hereunder).


XVIII.    END OF LEASE OPTIONS.

     Provided that Lessee is not then in default under this Agreement or any Schedule or any other agreement between Lessor and Lessee, Lessee shall have the option, upon the expiration of the Term of each Schedule, to return, purchase, or renew the Term with respect to, all (but not less than all) of the Equipment leased under all Schedules executed hereunder subject to the following terms and conditions.

          (a) Renewal. Lessee shall have the option, upon the expiration of the initial sixty (60) months of the term of the first Schedule to be executed under this Agreement (the "Initial Term") and/or each of the first four (4) Renewal Terms of the first Schedule to be executed under this Agreement, to renew the Agreement with respect to all, but not less than all, of the Equipment leased under all Schedules executed hereunder for an additional term of twelve (12) months (each, a "Renewal Term"). Including all Renewal Terms, the maximum term of the first Schedule to be executed under this Agreement shall be ten (10) years (the Initial Term plus five (5) Renewal Terms) (the "Maximum Lease Term"), and the maximum term of each additional Schedule shall not exceed the then remaining Maximum Lease Term. The Rent during any Renewal Term shall be calculated by reference to the then applicable Interest Rate, which will be reset at the end of the Basic Term and shall be applicable to all Renewal Terms at a prevailing interest rate representing a spread over the then-current LIBOR Rate, commensurate with the then credit quality of Lessee (such credit quality to be based on the then current evaluation of Lessee by a reputable credit rating agency), such spread to be determined to the mutual satisfaction of Lessor and Lessee. If the parties are unable mutually to agree, Lessee's exercise of the renewal option shall be deemed to be the exercise of Lessee's option to purchase the Equipment pursuant to Paragraph (c) of this Section.

          (b) Return. Lessee shall have the option, upon the expiration of the Term of each Schedule, to return all (but not less than all) of the Equipment described on all Schedules executed hereunder, to Lessor upon the following terms and conditions: If Lessee desires to exercise this option, Lessee shall (i) pay to Lessor on the last day of the Term with respect to each individual Schedule, in addition to the scheduled Rent then due on such date and all other sums then due hereunder, a terminal rental adjustment amount equal to the Fixed Purchase Price of such Equipment, and (ii) return the Equipment to Lessor in accordance with Section X hereof. Thereafter, upon return of all of the Equipment described on all Schedules executed hereunder, Lessor and Lessee shall arrange for the commercially reasonable sale, scrap or other disposition of the Equipment. Upon satisfaction of the conditions specified in this Paragraph (b), Lessor will transfer, on an AS IS BASIS, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment, free and clear of any liens or encumbrances created by Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination and other documents and instruments as reasonably may be required in order to convey or terminate any interest of Lessor in and to the Equipment. Upon the sale, scrap or other disposition of the Equipment the net sales proceeds with respect to the Equipment sold will be paid to, and held by, Lessor. Lessor shall promptly thereafter pay to Lessee an amount equal to the Residual Risk Amount (as specified in the Schedule) of the Equipment (less all reasonable costs, expenses and fees, including storage, reasonable and necessary maintenance and other remarketing fees incurred in connection with the sale, scrap, or disposition of such Equipment) plus all net proceeds, if any, of such sale in excess of the Residual Risk Amount of the Equipment and applicable taxes, if any.

          (c) Purchase. Lessee shall have the option, upon the expiration of the Term of each Schedule, to purchase all (but not less than all) of the Equipment described on all Schedules executed hereunder upon the following terms and conditions: If Lessee desires to exercise this purchase option with respect to the Equipment, Lessee shall pay to Lessor on the last day of the Term with respect to each individual Schedule (the "Termination Date"), in addition to the scheduled Rent (if any) then due on such date and all other sums then due hereunder, in cash the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Fixed Purchase Price of such Equipment (as specified on the Schedule), plus all taxes and charges upon sale and all other reasonable and documented expenses incurred by Lessor in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return any such items of Equipment. Upon satisfaction of the conditions specified in this Paragraph (c), Lessor will transfer, on an AS IS BASIS, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment, free and clear of any lien or encumbrance created by Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination and other documents and instruments as reasonably may be required in order to convey or terminate any interest of Lessor in and to the Equipment.

          (d) Notice of Election. Lessee shall give Lessor irrevocable written notice of its election of the options specified in this Section not less than one hundred eighty (180) days nor more than three hundred sixty-five (365) days before the expiration of the Basic Term or any Renewal Term of the first Schedule to be executed under this Agreement. Such election shall be effective with respect to all Equipment described on all Schedules executed hereunder. If Lessee fails timely to provide such notice, without further action Lessee automatically shall be deemed to have elected (1) to renew the Term of this Agreement pursuant to Paragraph (a) of this Section if a Renewal Term is then available hereunder, or (2) to purchase the Equipment pursuant to Paragraph (c) of this Section if a Renewal Term is not then available hereunder.

XIX. MISCELLANEOUS:

     (a) LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     (b) Any cancellation or termination by Lessor, pursuant to the provisions of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder. Any obligations of Lessor to be performed after the expiration of the Term shall survive the expiration of the Term.

     (c) It is the intent of the parties that all Equipment shall at all times remain personal property regardless of the degree of its annexation to any real property and shall not by reason of any installation in, or affixation to, real or personal property become a part thereof.

     (d) Time is of the essence of this Agreement. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith.

     (e) Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the security interest of Lessor.

     (f) All notices required to be given hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated above or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.

     (g) This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (h) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder and, except as otherwise stated, be continuing as if remade on each day of this Agreement. Lessor's obligations to acquire and lease specific items of Equipment shall be conditioned upon Lessee providing to Lessor such information with respect to Lessee's financial condition as Lessor may require, and Lessor being satisfied that there shall have been no material adverse change in the business or financial condition of Lessee from the date of execution hereof. The obligations of Lessee under Sections III, X, XIV and XIX(l) which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

     (i) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated, to effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance (together with interest thereon at the rate specified in Paragraph (j) of this Section) shall constitute additional Rent due to Lessor within five (5) days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default.



     (j) In addition to the late charge specified in Section II(b) hereof, any Rent or other amount not paid to Lessor when due hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law.

     (k) Any provisions in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

     (l) Lessee agrees to pay on demand all reasonable costs and expenses incurred by Lessor in connection with the preparation, execution, delivery, filing, recording, and administration of any of the Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lessor, and all costs and expenses, if any, in connection with the enforcement of any of the Documents (including instruments of further assurance). In addition, Lessee shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the Documents and the other documents to be delivered under the Documents, and agrees to save Lessor harmless from and against any and all liabilities with respect to or resulting from any delay attributed to Lessee in paying or failing to pay such taxes and fees.

     (m) Provided that no Default has then occurred hereunder, neither Lessor nor any person claiming through Lessor shall interfere with Lessee's right peaceably and quietly to possess and use the Equipment during the Term.

     XX: CHOICE OF LAW; JURISDICTION: THIS AGREEMENT AND THE OTHER DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

   XXI:   CHATTEL PAPER:  To the extent that any Equipment Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of an Equipment Schedule executed pursuant to this Agreement and incorporating the Agreement by reference; and no security interest in this Agreement and an Equipment Schedule may be created by the transfer or possession of any counterpart of the Equipment Schedule other than the original thereof, which shall be identified as the document marked "Original" and all other counterparts shall be marked "Duplicate".


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Master Lease Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION,   THE CONNECTICUT LIGHT AND POWER
FOR ITSELF AND AS AGENT FOR CERTAIN          COMPANY
PARTICIPANTS


By: /s/William C. Badgio                By: /s/ David R. McHale
Title: Transaction & Syndication Manager Title: Assistant Treasurer


EQUIPMENT SCHEDULE

SCHEDULE NO. 001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996


Lessor & Mailing Address:                    Lessee & Mailing Address:

GENERAL ELECTRIC CAPITAL CORPORATION,        THE CONNECTICUT LIGHT AND POWER
FOR ITSELF AND AS AGENT FOR CERTAIN                    COMPANY
PARTICIPANTS                                 107 Selden Street
303 International Circle                     Berlin, Connecticut 06037-1616
Suite 300
Hunt Valley, Maryland  21031

This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement;" said Agreement and this Schedule being collectively referred to as "Lease"). This Equipment Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.   Equipment.

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms.


     1.   Capitalized Lessor's Cost: $50,957,807.32 (to be adjusted as provided in Paragraph C.1. below)

     2.   Basic Term: sixty (60) months.
     3.   Basic Term Commencement Date: August 1, 1996.
     4.   Equipment Location: Off Naugatuck Avenue, Devon, Connecticut 06460.
     5.   Lessee Federal Tax ID No.: 06-0303850
     6.   Supplier: GE Power Systems
     7.   Last Delivery Date: August 1, 1996.

     8. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.
     9.   Renewal Terms:  five (5) twelve (12) month terms.
     10.  Maximum Lease Term:  Ten (10) years.
     11.  Stipulated Loss Values: See Annex D.


C.   Term and Rent.

     1. Interim Period. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), interest shall accrue at the Interest Rate on the Capitalized Lessor's Cost of the Equipment, which amount shall be capitalized and added to the Capitalized Lessor's Cost on the Basic Term Commencement Date.

     2. Basic Term and Renewal Term Rent. Commencing on September 1, 1996, and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term ("Basic Term Rent") and any Renewal Term ("Renewal Term Rent"), Lessee shall pay as Rent monthly installments, in arrears, calculated to amortize the Capitalized Lessor's Cost of the Equipment over the Term, together with Lessor's return on its investment, each installment in the principal amount specified on the attached Amortization Schedule together with interest on the Unamortized Principal Balance specified on the attached Amortization Schedule as of the immediately preceding Rent Payment Date (after application of the Rent paid on such date) at the Interest Rate for the Interest Period following such immediately preceding Rent Payment Date. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

     As used herein, the following terms shall have the following meanings:

     "Interest Period" shall mean the period beginning on the Lease Commencement Date and ending on the next Rent Payment Date, and each subsequent monthly period.

     "Interest Rate" shall mean that percentage per annum calculated as the sum of (a) the LIBOR Rate redetermined monthly, plus (b) during the Basic Term, one hundred (100) basis points (subject to adjustment as specified in the next sentence), and during any Renewal Term, such number of basis points as may mutually be agreed upon by Lessor and Lessee, commensurate with the then credit quality of Lessee (such credit quality to be based on the then current evaluation of Lessee by a reputable credit rating agency), pursuant to Section XVIII (a) of the Agreement. If during the Basic Term, Lessee's credit rating is downgraded by either Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), then the Interest Rate shall mean that percentage per annum calculated as the sum of (x) the LIBOR Rate redetermined monthly, plus (y) one hundred (100) basis points if Lessee carries either a S&P BBB- or Moody's Baa3 credit rating; one hundred twenty-five (125) basis points if Lessee carries either a S&P BB+ or Moody's Ba1 credit rating; one hundred fifty
(150) basis points if Lessee carries either a S&P BB or Moody's Ba2 credit rating; one hundred seventy-five (175) basis points if Lessee carries either a S&P BB- or Moody's Ba3 credit rating; and two hundred (200) basis points if Lessee carries either a S&P B+ or lower credit rating or Moody's B1 or lower credit rating. Any such change in the Interest Rate shall be effective immediately upon any and each change in Lessee's credit rating.

     "LIBOR Rate" shall mean, with respect to any Interest Period occurring during the Term, an interest rate per annum equal at all times during such Interest Period to the quotient of (1) the rate per annum as determined on the basis of the average of the rates offered by a majority of the banks in the London interbank market for deposits in U.S. Dollars for thirty (30) days, to the extent the rates offered by these banks appear on Telerate Page 3750 two (2) Business Days before the commencement of such Interest Period, divided by (2) a number equal to 1.00 minus the aggregate (without duplication) of the rates (expressed as a decimal fraction) of the LIBOR Reserve Requirements current on the date two (2) Business Days prior to the first day of the Interest Period.

     "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (a sample of which is attached hereto as Exhibit A) (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

     "LIBOR Reserve Requirements" shall mean the daily average for the applicable Interest Period of the maximum rate applicable to Lessor or its Participants at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "Eurocurrency liabilities", as defined in such Board's Regulation D (or in respect of any other category of liabilities that include deposits by reference to which the interest rates on Eurodollar loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any lender to United States residents), having a term equal to such Interest Period, subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto.

     If at any time Lessor or any Participant (or, without duplication, the bank holding company of which such Participant is a subsidiary) determines that either adequate and reasonable means do not exist for ascertaining the LIBOR Rate, or it becomes impractical for Lessor or any Participant to obtain funds to make or maintain the financing hereunder with interest at the LIBOR Rate, or Lessor or any Participant shall have determined that the LIBOR Rate will not adequately and fairly reflect the cost to Lessor or any Participant of making, maintaining, or funding the transaction hereunder at the LIBOR Rate, or Lessor or any Participant reasonably determines that, as a result of changes to applicable law after the date of execution of the Agreement, or the adoption or making after such date of any interpretations, directives or regulations (whether or not having the force of law) by any court, governmental authority or reserve bank charged with the interpretation or administration thereof, it shall be or become unlawful or impossible to make, maintain, or fund the transaction hereunder at the LIBOR Rate, then Lessor promptly shall give notice to Lessee of such determination, and Lessor and Lessee shall negotiate in good faith a mutually acceptable alternative method of calculating the Interest Rate and shall execute and deliver such documents as reasonably may be required to incorporate such alternative method of calculating the Interest Rate in this Schedule, within thirty (30) days after the date of Lessor's notice to Lessee. If the parties are unable mutually to agree to such alternative method of calculating the Interest Rate in a timely fashion, on the Rent Payment Date next succeeding the expiration of such thirty (30) day period Lessee shall purchase all (but not less than all) of the Equipment described on all Schedules executed pursuant to the Agreement and shall pay to Lessor, in cash, the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Stipulated Loss Value of such Equipment calculated in accordance with Annex D as of the date of payment, together with all rent and other sums then due on such date, plus all taxes and charges upon sale and all other reasonable and documented expenses incurred by Lessor in connection with such sale. Upon satisfaction of the conditions specified in this paragraph, Lessor will transfer, on an AS IS BASIS, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment, free and clear of any liens or encumbrances created by Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code statements of termination and other documents and instruments as reasonably may be required in order to convey or terminate any interest of Lessor in and to the Equipment.

     3. If any Rent Payment Date is not a Business Day, the Rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut or Maryland are authorized by law or other governmental action to close.

     4. Lessee shall pay to Lessor, for the account of each Participant, from time to time the amounts as such Participant may determine to be necessary to compensate it for any increased costs which such Participant determines are attributable to its making or maintaining its interest in the Lease and the Equipment (the "Interest") or any reduction in any amount receivable by such Participant in respect of any such Interest (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change (as defined below) which:

          (i) changes the basis of taxation of any amounts payable to Lessor for the account of such Participant in respect of such Interest (other than taxes imposed on or measured by the overall net income of such Participant in respect of the Interest by the jurisdiction in which such Participant has its principal office or its lending office, or where the Participant is otherwise subject to taxation); or

          (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Participant; or

          (iii) imposes any other condition affecting this Lease or any Interest.

For purposes hereof, "Regulatory Change" shall mean any change after the date of this Lease in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as amended or supplemented from time to time) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including any Participant or under any United States Federal, state or foreign law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     Without limiting the effect of the foregoing paragraph (but without duplication), Lessee shall pay to Lessor, for the account of each Participant, from time to time on request such amounts as such Participant may determine to be necessary to compensate such Participant (or, without duplication, the bank holding company of which such Participant is a subsidiary) for any increased costs which it determines are attributable to the maintenance by such Participant (or any lending office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority (i) following any Regulatory Change or
(ii) implementing any risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R.
Part 208, Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 C.F.R. Part 3, Appendix A)), of capital in respect of such Participant's Interest (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Participant (or any lending office or bank holding company) to a level below that which such Participant (or any lending office or bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this paragraph, "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

     Each Participant shall notify Lessee of any event occurring after the date of this Lease that will entitle such Participant to compensation under the preceding two paragraphs as promptly as practicable, but in any event within forty-five (45) days, after such Participant obtains actual knowledge thereof; provided, that (i) if such Participant fails to give such notice within forty-five (45) days after it obtains actual knowledge of such an event, such Participant shall, with respect to compensation payable pursuant to the preceding two paragraphs in respect of any costs resulting from such event, only be entitled to payment under the referenced paragraphs for costs incurred from and after the date forty-five (45) days prior to the date that such Participant does give such notice, and (ii) such Participant will designate a different lending office for the Interest if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Participant, be disadvantageous to such Participant. Each Participant will furnish to Lessee a certificate setting forth the basis and amount of each request by such Participant for compensation under the preceding two paragraphs. Determinations and allocations by each Participant for purposes of the preceding two paragraphs shall be conclusive, absent manifest error.

D.   Insurance.

     1.   Public Liability:  $25,000,000.00, total liability per occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

E.   Fixed Purchase Price and Residual Risk Amount

     END OF YEAR         FIXED PURCHASE PRICE          RESIDUAL RISK AMOUNT

          5                   66.365722                14.000000

          6                   58.243544                 7.200000

          7                   49.582795                 6.300000

          8                   40.347762                 5.400000

          9                   30.500366                 4.400000

          10                  20.000000                 3.300000

     This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                      LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION,        THE CONNECTICUT LIGHT AND POWER
FOR ITSELF AND AS AGENT FOR CERTAIN          COMPANY
PARTICIPANTS


By:\S\ William C. Badgio                          By:\S\ David R. McHale
Name: William C. Badgio                           Name: David R. McHale
Title: Transaction & Syndication Manager          Title: Assistant Treasurer
                                                                Finance



ANNEX A
TO
SCHEDULE NO. 001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996


DESCRIPTION OF EQUIPMENT


Manufacturer          Serial Numbers      Type and Model     Number of Unit
                                           of Equipment

[See Attachment
No. 1 to Annex
A attached hereto]

Attachment No. 1 to Annex A
SCHEDULE NO. 001



Three (3) GE LM-6000 simple cycle aeroderivative gas turbines bearing the serial numbers listed below, together with all equipment, materials, engineering and construction services for the installation thereof, all as more fully described in the following proposals:

1. GE Power Systems Equipment and Services Proposal for Gas Turbine Capacity Addition Project - Commercial Volume - PROPOSAL NO 12581BG.

2. GE Power Systems Equipment and Services Proposal for Five (5) PGLM6000 60 Hertz Combustion Gas Turbine Package Power Plants - Supporting Volume 1 of 2 - PROPOSAL N. IPS-60213.

3. GE Power Systems Equipment and Services Proposal for Gas Turbine Capacity Addition - Supporting Volume 2 of 2 - PROPOSAL NO. 296T9954.

As further detailed in the proposal letters dated April 29, 1996; May 7, 1996; May 15, 1996; May 17, 1996; and June 17, 1996; and finally, as described in Purchase Order No. 802823 dated May 31, 1996, as amended on June 17, 1996.


Site Unit Number

11
12
13

Turbine Serial Number

185-213
185-204
185-168

Generator Serial Number

336x614
336x623
338x622

GE MK V Controls Serial Number

TIOJV531CA001004
OJXJN561CA001001
YIVJ572CA001001

GE 15 KV Switchgear DWG. No.

0357A4395
0357A4395
0357A4395

GE MCC Diag. No.

327B7188
327B5658
327B4832


EQUIPMENT LOCATION:  Off Naugatuck Avenue, Devon (Town of Milford), CT 06460

SCHEDULE A

DESCRIPTION OF REAL PROPERTY




June 20, 1996


TO:       D. P. Venora

FROM:     E. F. Fuller - NU East, Ext. 6938

SUBJECT:  Devon Jet Turbines
          Lease Area
          (83-1.1)


The following is a description for area to be leased in the Town of Milford, County of New Haven, State of Connecticut.

That certain piece or parcel of land containing 23,200 square feet, more or less, located about 2,000 feet northerly of Interstate Route 95 and about 80 feet easterly of the Housatonic River in the Town of Milford, County of New Haven, State of Connecticut. Said parcel is shown as "Area to be Leased" on a map hereinafter referred to, being bounded and described as follows:

Commencing at a point marking the northeasterly corner of the most northerly turbine foundation and the northeasterly corner of the herein described parcel; thence the following four (4) courses and distances across land of the Lessor and being in part along the face of the turbine foundations: 15 degrees 24' 20" W 290.00 feet to a point, marking the southeasterly corner of the herein described parcel; N 74 degrees 35' 40" W 80.00 feet to a point, marking the northwesterly corner of the herein described parcel; and S 74 degrees 35' 40" E 80.00 feet to the point and place of commencement.

The "Area to be Leased" is more clearly designated and defined on a map entitled "Plan Showing Area to be Leased for Turbine Units - Devon Station Milford, Connecticut Scale: 1" = 40' Date: 6/20/96 Dwg. No. 21767.


THIS PAGE IS A GRAPHIC REPRESENTATION OF THE MAP OF THE "DESCRIPTION OF REAL PROPERTY"


ANNEX B
TO
SCHEDULE NO. 001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996


[INTENTIONALLY OMITTED]



ANNEX C
TO SCHEDULE NO. 001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

CERTIFICATE OF ACCEPTANCE

To:  General Electric Capital Corporation,
     for Itself and as Agent for Certain Participants

     Pursuant to the provisions of the above Schedule and Master Lease Agreement (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related invoice is in good condition and appearance, installed (if applicable), and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents. Nothing herein shall be deemed to prejudice the rights of Lessor or Lessee against the Supplier.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

/S/ David R. McHale
Lessee's Authorized Representative


Dated: June 21, 1996


ANNEX D
TO
SCHEDULE NO. 001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

STIPULATED LOSS VALUE


          STIPULATED LOSS
     PERIOD    VALUE

     0    100.0000000000
     1    99.5233248113
     2    99.0440924589
     3    98.5622892246
     4    98.0779013167
     5    97.5909148695
     6    97.1013159429
     7    96.6090905220
     8    96.1142245169
     9    95.6167037619
     10   95.1165140153
     11   94.6136409591
     12   94.1080701985
     13   93.5997872614
     14   93.0887775982
     15   92.5750265810
     16   92.0585195037
     17   91.5392415811
     18   91.0171779489
     19   90.4923136627
     20   89.9646336984
     21   89.4341229510
     22   88.9007662344
     23   88.3645482813
     24   87.8254537422
     25   87.2834671858
     26   86.7385730970
     27   86.1907558786
     28   85.6399996491
     29   85.0862892429
     30   84.5296062101
     31   83.9699406155
     32   83.4072710385
     33   82.8415827726
     34   82.2728598249
     35   81.7010859155
     36   81.1262446773
     37   80.5483196554
     38   79.9672943066
     39   79.3831519969
     40   78.7958760110
     41   78.2054495322
     42   77.6118556614
     43   77.0150774067
     44   76.4150976854
     45   75.8118993229
     46   75.2054650525
     47   74.5957775149
     48   73.9828192577
     49   73.3665727348
     50   72.7470203062
     51   72.1241442369
     52   71.4979266970
     53   70.8683497609
     54   70.2353954069
     55   69.5990455165
     56   68.9592818741
     57   68.3160861664
     58   67.6694399816
     59   67.0193248095
     60   66.3657220404
     61   65.7086129648
     62   65.0479787728
     63   64.3838005536
     64   63.7160592950
     65   63.0447358827
     66   62.3698111001
     67   61.6912656273
     68   61.0090800407
     69   60.3232348127
     70   59.6337103108
     71   58.9404867972
     72   58.2435444283
     73   57.5428632541
     74   56.8384232172
     75   56.1302041531
     76   55.4181857888
     77   54.7023477427
     78   53.9826695237
     79   53.2591305309
     80   52.5317100529
     81   51.8003872672
     82   51.0651412394
     83   50.2359509230
     84   49.5827951586
     85   48.8356526731
     86   48.0845020795
     87   47.3293218760
     88   46.5700904453
     89   45.8067860543
     90   45.0393868534
     91   44.2678708754
     92   43.4922160358
     93   42.7124001310
     94   41.9284008389
     95   41.1401957173
     96   40.3477622046
     97   39.5510776142
     98   38.7501191440
     99   37.9448638853
     100  37.1352887276
     101  36.3213705566
     102  35.5030880538
     103  34.6804117955
     104  33.8533242326
     105  33.0217996896
     106  32.1858143639
     107  31.3453443252
     108  30.5003655149
     109  29.6508537454
     110  28.7967846993
     111  27.9381339285
     112  27.0748768542
     113  26.2069887653
     114  25.3344448185
     115  24.4572200369
     116  23.5752893099
     117  22.6886273921
     118  21.7972089024
     119  20.9010063240
     120  0.0000000000

Initials:
/S/ WCB
Lessor

/S/ DCM
Lessee

ANNEX E
TO
SCHEDULE NO.  001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

AMORTIZATION SCHEDULE

All rent payments are due the first day of the month.



Initials /S/ WCB
Lessor


/S/ DCM
Lessee


ANNEX E
TO
SCHEDULE NO. 001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

AMORTIZATION SCHEDULE


All rent payments are due the first day of the month.


                                   UNAMORTIZED
RENT PAYMENT DATE   PRINCIPAL*     PRINCIPAL BALANCE*

     Aug-96    0.0000000000   100.0000000000
     Sep-96    0.4766751887   99.5233248113
     Oct-96    0.4792323524   99.0440924589
     Nov-96    0.4818032343   98.5622892246
     Dec-96    0.4843879079   96.0779013167
     Jan-97    0.4869864472   97.5909148695
     Feb-97    0.4895989268   97.1013159429
     Mar-97    0.4922254208   96.6090905220
     Apr-97    0.4948660051   96.1142245169
     May-97    0.4975207550   95.6167037619
     Jun-97    0.5001897466   95.1165140153
     Jul-97    0.5028730582   94.6136409591
     Aug-97    0.5055707806   94.1060701985
     Sep-97    0.5082829371   93.5997872614
     Oct-97    0.5110096632   93.0887775962
     Nov-97    0.5137510172   92.5750265810
     Dec-97    0.5165070773   92.0585195037
     Jan-98    0.5192779228   91.5392415811
     Feb-98    0.5220836323   91.0171779489
     Mar-98    0.5248642861   90.4923136627
     Apr-98    0.5276799643   89.9646336984
     May-98    0.5305107475   89.4341229510
     Jun-96    0.5333587166   88.9007682344
     Jul-98    0.5362179531   88.3645482813
     Aug-98    0.5390945390   87.8254537422
     Sep-98    0.5419665586   87.2834671856
     Oct-98    0.5448940886   86.7385730970
     Nov-98    0.5478172184   86.1907558786
     Dec-98    0.5507500295   85.6399996491
     Jan-99    0.5537106061   85.0662892429
     Feb-99    0.5566810328   84.5296082101
     Mar-99    0.5596673946   83.9699406155
     Apr-99    0.5626697770   83.4072710385
     May-99    0.5858882659   82.8415827726
     Jun-99    0.5687229477   82.2728598249
     Jul-99    0.5717739094   81.7010859155
     Aug-99    0.5748412382   81.1262446773
     Sep-99    0.5779250219   80.5483196554
     Oct-99    0.5810253488   79.9672943066
     Nov-99    0.5841423077   79.3831519989
     Dec-99    0.5872759878   78.7958760110
     Jan-00    0.5904264788   78.2054495322
     Feb-00    0.5935938709   77.6118556614
     Mar-00    0.5967782546   77.0150774067
     Apr-00    0.5999797213   76.4150976854
     May-00    0.6031983625   75.8118993229
     Jun-00    0.6064342704   75.2054650525
     Jul-00    0.6096875376   74.5957775149
     Aug-00    0.6129582572   73.9628192577
     Sep-00    0.6162465228   73.3665727348
     Oct-00    0.6195524287   72.7470203062
     Nov-00    0.6228760893   72.1241442369
     Dec-00    0.6262175399   71.4979266970
     Jan-01    0.6295769361   70.8683497609
     Feb-01    0.6329543540   70.2353954089
     Mar-01    0.6363498904   69.5990455165
     Apr-01    0.6397636424   68.9592818741
     May-01    0.6431957078   68.3160661664
     Jun-01    0.6466481847   67.6694399616
     Jul-01    0.6501151721   67.0193248095
     Aug-01    0.6538027891   66.3657220404
     Sep-01    0.6571090758   65.7066129648
     Oct-01    0.6606341920   65.0479787728
     Nov-01    0.6641782192   64.3838005536
     Dec-01    0.6677412586   63.7160592950
     Jan-02    0.6713234122   63.0447358827
     Feb-02    0.6749247826   62.3696111001
     Mar-02    0.6785454729   61.6912656273
     Apr-02    0.6821855866   61.0090800407
     May-02    0.6858452280   60.3232348127
     Jun-02    0.6895245019   59.6337103108
     Jul-02    0.6932235136   58.9404867972
     Aug-02    0.6969423689   58.2435444283
     Sep-02    0.7006811743   57.5428632541
     Oct-02    0.7044400368   56.8384232172
     Nov-02    0.7082190641   56.1302041531
     Dec-02    0.7120183643   55.4181857888
     Jan-03    0.7158380461   54.7023477427
     Feb-03    0.7196782190   53.9826695237
     Mar-03    0.7235389928   53.2591305309
     Apr-03    0.7274204780   52.5317100529
     May-03    0.7313227858   51.8003872672
     Jun-03    0.7352460278   51.0651412394
     Jul-03    0.7391903164   50.3259509230
     Aug-03    0.7431557644   49.5827951586
     Sep-03    0.7471424855   48.8356526731
     Oct-03    0.7511505936   48.0645020795
     Nov-03    0.7551802035   47.3293218760
     Dec-03    0.7592314307   46.5700904453
     Jan-04    0.7633043910   45.8067880543
     Feb-04    0.7673992010   45.0393868534
     Mar-04    0.7715159779   44.2678706754
     Apr-04    0.7758548397   43.4922160358
     May-04    0.7798159047   42.7124001310
     Jun-04    0.7839992921   41.9284006289
     Jul-04    0.7882051217   41.1401957173
     Aug-04    0.7924335137   40.3477622036
     Sep-04    0.7966845893   39.5510776142
     Oct-04    0.8009584702   38.7501191440
     Nov-04    0.8052552787   37.9448638653
     Dec-04    0.8095751377   37.1352887276
     Jan-05    0.8139181710   36.3213705566
     Feb-05    0.8182845029   35.5030660538
     Mar-05    0.8226742583   34.6804117955
     Apr-05    0.8270875629   33.8533242326
     May-05    0.8315245430   33.0217996896
     Jun-05    0.8359853257   32.1858143639
     Jul-05    0.8404700387   31.3453443252
     Aug-05    0.8449788102   30.5003655149
     Sep-05    0.8495117695   29.6508537454
     Oct-05    0.8540690482   28.7967846993
     Nov-05    0.8586507707   27.9381339285
     Dec-05    0.8632570744   27.0748768542
     Jan-08    0.8678880889   26.2069887653
     Feb-08    0.8725439468   25.3344448185
     Mar-06    0.8772247816   24.4572200369
     Apr-06    0.8819307270   23.5752893099
     May-06    0.8866619179   22.6886273921
     Jun-06    0.8914184896   21.7972069024
     Jul-06    0.8962005784   20.9010083240
     Aug-06    20.9010083240  0.0000000000


Initials:/S/ WCB
Lessor

/S/ DCM
Lessee

*The Principal and Unamortized Principal Balance as of any Rent Payment Date shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table.


ANNEX F
TO
SCHEDULE NO.  001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

RETURN PROVISIONS: In addition to the provisions provided for in Section X of this Lease, and provided that Lessee has elected not to exercise its purchase option pursuant to Section XVIII(c) of the Lease, Lessee shall, at its expense:

     (a) With respect to maintenance, Lessee may not discriminate in favor of similar equipment owned by Lessee as against the Equipment with respect to scheduling of maintenance, parts or service.

     (b) The Equipment shall not be taken out of commercial operation in Lessee's business as a public utility.

     (c) Lessor, at its sole discretion, may, from time to time, inspect the Equipment at Lessor's sole expense. If any of the Equipment is not operating within manufacturer's specifications or in accordance with current safe utility practices, Lessor will communicate these discrepancies to Lessee in writing. Lessee shall have thirty (30) days to rectify these discrepancies or respond to the report at its sole expense. Lessee shall pay all expenses for the re-inspection by the Lessor-appointed expert, if corrective measures are required.

     (d) If Lessee intends to return the Equipment at the expiration or earlier termination of the Term, Lessee shall provide Lessor with one hundred eighty (180) days' prior written notice (the "Return Notice"). If Lessee gives Lessor the Return Notice, this Paragraph (d) through and including Paragraph (p) shall be applicable.

     (e) Lessee shall provide to Lessor, at least one hundred eighty (180) days prior to lease termination a detailed inventory of all components of the Equipment with consideration to the conditions set forth in Section VI ("Service") of the Lease. The inventory shall include but not be limited to a detailed listing of all items of the Equipment by both the model and serial number for all components comprising this Lease.

     (f) At least one hundred eighty (180) days prior to the expiration or earlier termination of the Term, Lessee shall (1) upon receiving reasonable notice from Lessor, make the Equipment available for operational inspections (where applicable) by potential purchasers; (2) cause the manufacturer(s), or other persons expressly authorized by the manufacturer and/or Lessor, to inspect, examine and test all material and workmanship to ensure the Equipment is operating within the manufacturer's specifications; (3) provide to Lessor a written report from the authorized inspector detailing said inspection and condition of the Equipment; (4) if during such inspection, examination or test, the authorized inspector finds any of the material or workmanship to be defective or the Equipment not operating within the manufacturer's specifications, then Lessee shall repair or replace such defective material, and after corrective measures are completed, Lessee will provide for another inspection of the Equipment by the authorized inspector as outlined above.

     (g) At least ninety (90) days prior to the expiration or earlier termination of the Term and upon request by Lessor, Lessee shall provide, or cause the Supplier(s) to provide to Lessor, the following documents: (1) one set of service and operating manuals including replacements and/or additions thereto, such that all documentation is completely up to date; and (2) one set of documents detailing equipment configuration, hardware maps, operating requirements, maintenance records, and other technical data concerning the set-up and operation of the Equipment including replacements and additions thereto, such that all documentation is completely up to date.

     (h) A potential purchaser of the Equipment shall provide for the deinstallation, packaging and transportation of the Equipment to include, but not limited to the following: (1) the manufacturer's representative shall de-install all Equipment (including all wire, cable and mounting hardware);
(2) the Equipment shall be packed properly and in accordance with the manufacturer's recommendation, given its destination and mode of transport; and (3) such potential purchaser shall transport the Equipment in a manner consistent with the manufacturer's recommendations and practices. In the event the Lease expires or terminates without a purchaser for the Equipment, Lessee shall remain liable for all items outlined in this Paragraph (h).

     (i) Upon expiration or termination of the Lease, a potential purchaser of the Equipment shall obtain and pay for a policy of transit insurance for the delivery period in an amount equal to the replacement value of the Equipment with the Lessor named as loss payee on all such policies of insurance, and provide transportation to locations anywhere in the continental United States, Canada and Mexico as selected by Lessor. In the event the Lease expires or terminates without a purchaser for the Equipment, Lessee shall remain liable for all of the items outlined in this Paragraph
(i).

     (j) Lessee shall provide safe, secure storage for the Equipment at the Devon, Connecticut site (the "Site") for a period of up to one hundred eighty
(180) days after expiration or termination of the Lease at an accessible location satisfactory to Lessor.

     (k) Upon expiration or earlier termination of the Term, all Equipment shall be cleaned and cosmetically acceptable, and in such condition so that it may be immediately installed and placed into use in a similar operating environment.

     (l) Lessee shall ensure that all Equipment and equipment operation, including emissions, conform to all applicable local, state, Environmental Protection Agency ("EPA"), and Federal laws, health and safety guidelines including current emission standards applicable to the potential purchasers.

     (m) If available, Lessee shall make available for a period of three hundred sixty five (365) days following successful re-installation and test run of the Equipment, as required, any engineering and technical personnel necessary for the training of personnel with respect to the operation, maintenance and repair of the Equipment (said engineering and technical personnel will be made available by Lessee for an additional sixty (60) day period for consultation regarding the operation of the Equipment), and the purchaser of the Equipment shall be responsible for Lessee's out-of-pocket expenses incurred in connection with providing such engineering and technical personnel.

     (n) Lessee shall be solely responsible for the cost of all repairs, alterations, inspections, appraisals, storage charges, insurance costs, demonstration costs, and other related costs necessary to place the Equipment in such condition as to be in complete compliance with the Lease.

     (o) Lessor shall have the right to attempt resale of the Equipment from Lessee's Site with Lessee's full cooperation and assistance for a period of one hundred twenty (120) days from the expiration or earlier termination of the Term. During this period, the Equipment must remain operational with the necessary electric power, lighting, heat, air-conditioning, water, fuel and compressed air necessary to maintain and demonstrate the Equipment to any potential buyer.

     (p) Upon return of the Equipment, Lessee shall pay to Lessor such amount as is required to reimburse Lessor for the costs necessary to perform any outstanding maintenance work (if required) on the Equipment and a pro-rata assessment of the cost of combustion, hot gas path, and major repairs based upon actual hours of use by Lessee of the Equipment through the date of expiration or earlier termination of the Term.

Initials: /S/ WCB

Lessor

/S/ DCM
Lessee



ANNEX G
TO
SCHEDULE NO.  001
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

ESTOPPEL/WAIVER AGREEMENT

June 21, 1996

Bankers Trust Company
Trustee under Indenture of Mortgage and
Deed of Trust dated as of May 1, 1921,
from The Connecticut Light and Power Company
One Bankers Trust Plaza
New York, New York 10915


Gentlemen/Ladies:

     General Electric Capital Corporation, for Itself and as Agent for Certain Participants ("Lessor"), has entered into, or is about to enter into, a lease or similar agreement (the "Lease") with The Connecticut Light and Power Company ("Lessee"), pursuant to which Lessee has leased or will lease from Lessor certain personal property described in the attached Annex A (such property, together with any replacements thereof, being referred to as the "Personal Property"). Some or all of the Personal Property is, or will be, located at certain premises described on Annex A (the "Premises"). This letter is being sent to you because of your interest in the Premises.

     By your signature below, you hereby agree (and we shall rely on your agreement) that: (i) the Personal Property is, and shall remain, personal property regardless of the method by which it may be, or become, affixed to the Premises; (ii) your interest in the Personal Property and any proceeds thereof (including, without limitation, proceeds of any insurance therefor) shall be, and remain, subject to the ownership interests of Lessor (until and unless Lessor shall formally release or transfer its interest in the Personal Property to Lessee); (iii) Lessor, and its employees and agents, shall have the right with prior notice, from time to time, to enter the Premises for the purpose of inspecting the Personal Property; and (iv) Lessor, and its employees and agents, shall have the right, upon any default by Lessee under the Lease, to enter the Premises and to remove the Personal Property from the Premises. Lessor agrees to reimburse you for any damages actually caused to the Premises by Lessor, or its employees or agents, during any such removal. These agreements shall be binding upon, and shall inure to the benefit of, any successors and assigns of the parties hereto.

     We appreciate your cooperation in this matter of mutual interest.

GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS

By: /S/ William C. Badgio
Name: Willam C. Badgio
Title: Transaction and Syndication Manager


AGREED TO AND ACCEPTED BY:


By: /S/ Scott Thiel
Name: Scott Thiel
Title: Assistant Vice President

Date: June 21, 1996


Interest in the Premises (check applicable box)

Owner
Mortgagee
Landlord
Realty Manager




ATTACHMENT TO UNIFORM COMMERCIAL CODE FINANCING STATEMENT


1. SECURED PARTY: GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS

DEBTOR:        THE CONNECTICUT LIGHT AND POWER COMPANY

2.   DESCRIPTION OF PROPERTY:

     The equipment leased pursuant to that certain Master Lease Agreement dated as of the 21st day of June, 1996, between Secured Party, as lessor, and Debtor, as lessee, together with all accessions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); more fully described on the attached Annex(es) A.

EQUIPMENT SCHEDULE

SCHEDULE NO. 002
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996


Lessor & Mailing Address:                    Lessee & Mailing Address:

GENERAL ELECTRIC CAPITAL CORPORATION,   THE CONNECTICUT LIGHT AND POWER
FOR ITSELF AND AS AGENT FOR CERTAIN          COMPANY
PARTICIPANTS                            107 Selden Street
303 International Circle                Berlin, Connecticut 06037-1616
Suite 300
Hunt Valley, Maryland  21031

This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement;" said Agreement and this Schedule being collectively referred to as "Lease"). This Equipment Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.   Equipment.

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms.

     1. Capitalized Lessor's Cost: $16,985,935.77 (to be adjusted as provided in Paragraph C.1. below).
     2.   Basic Term: sixty (60) months.
     3.   Basic Term Commencement Date: August 1, 1996.
     4.   Equipment Location: Off Naugatuck Avenue, Devon, Connecticut 06460.
     5.   Lessee Federal Tax ID No.: 06-0303850
     6.   Supplier: GE Power Systems
     7.   Last Delivery Date: August 1, 1996.
     8. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.
     9.   Renewal Terms:  five (5) twelve (12) month terms.
     10.  Maximum Lease Term:  Ten (10) years.
     11.  Stipulated Loss Values: See Annex D.

C.   Term and Rent.

     1. Interim Period. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), interest shall accrue at the Interest Rate on the Capitalized Lessor's Cost of the Equipment, which amount shall be capitalized and added to the Capitalized Lessor's Cost on the Basic Term Commencement Date.

     2. Basic Term and Renewal Term Rent. Commencing on September 1, 1996, and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term ("Basic Term Rent") and any Renewal Term ("Renewal Term Rent"), Lessee shall pay as Rent monthly installments, in arrears, calculated to amortize the Capitalized Lessor's Cost of the Equipment over the Term, together with Lessor's return on its investment, each installment in the principal amount specified on the attached Amortization Schedule together with interest on the Unamortized Principal Balance specified on the attached Amortization Schedule as of the immediately preceding Rent Payment Date (after application of the Rent paid on such date) at the Interest Rate for the Interest Period following such immediately preceding Rent Payment Date. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

     As used herein, the following terms shall have the following meanings:

     "Interest Period" shall mean the period beginning on the Lease Commencement Date and ending on the next Rent Payment Date, and each subsequent monthly period.

     "Interest Rate" shall mean that percentage per annum calculated as the sum of (a) the LIBOR Rate redetermined monthly, plus (b) during the Basic Term, one hundred (100) basis points (subject to adjustment as specified in the next sentence), and during any Renewal Term, such number of basis points as may mutually be agreed upon by Lessor and Lessee, commensurate with the then credit quality of Lessee (such credit quality to be based on the then current evaluation of Lessee by a reputable credit rating agency), pursuant to Section XVIII (a) of the Agreement. If during the Basic Term, Lessee's credit rating is downgraded by either Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), then the Interest Rate shall mean that percentage per annum calculated as the sum of (x) the LIBOR Rate redetermined monthly, plus (y) one hundred (100) basis points if Lessee carries either a S&P BBB- or Moody's Baa3 credit rating; one hundred twenty-five (125) basis points if Lessee carries either a S&P BB+ or Moody's Ba1 credit rating; one hundred fifty
(150) basis points if Lessee carries either a S&P BB or Moody's Ba2 credit rating; one hundred seventy-five (175) basis points if Lessee carries either a S&P BB- or Moody's Ba3 credit rating; and two hundred (200) basis points if Lessee carries either a S&P B+ or lower credit rating or Moody's B1 or lower credit rating. Any such change in the Interest Rate shall be effective immediately upon any and each change in Lessee's credit rating.

     "LIBOR Rate" shall mean, with respect to any Interest Period occurring during the Term, an interest rate per annum equal at all times during such Interest Period to the quotient of (1) the rate per annum as determined on the basis of the average of the rates offered by a majority of the banks in the London interbank market for deposits in U.S. Dollars for thirty (30) days, to the extent the rates offered by these banks appear on Telerate Page 3750 two (2) Business Days before the commencement of such Interest Period, divided by (2) a number equal to 1.00 minus the aggregate (without duplication) of the rates (expressed as a decimal fraction) of the LIBOR Reserve Requirements current on the date two (2) Business Days prior to the first day of the Interest Period.

     "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (a sample of which is attached hereto as Exhibit A) (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

     "LIBOR Reserve Requirements" shall mean the daily average for the applicable Interest Period of the maximum rate applicable to Lessor or its Participants at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "Eurocurrency liabilities", as defined in such Board's Regulation D (or in respect of any other category of liabilities that include deposits by reference to which the interest rates on Eurodollar loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any lender to United States residents), having a term equal to such Interest Period, subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto.

     If at any time Lessor or any Participant (or, without duplication, the bank holding company of which such Participant is a subsidiary) determines that either adequate and reasonable means do not exist for ascertaining the LIBOR Rate, or it becomes impractical for Lessor or any Participant to obtain funds to make or maintain the financing hereunder with interest at the LIBOR Rate, or Lessor or any Participant shall have determined that the LIBOR Rate will not adequately and fairly reflect the cost to Lessor or any Participant of making, maintaining, or funding the transaction hereunder at the LIBOR Rate, or Lessor or any Participant reasonably determines that, as a result of changes to applicable law after the date of execution of the Agreement, or the adoption or making after such date of any interpretations, directives or regulations (whether or not having the force of law) by any court, governmental authority or reserve bank charged with the interpretation or administration thereof, it shall be or become unlawful or impossible to make, maintain, or fund the transaction hereunder at the LIBOR Rate, then Lessor promptly shall give notice to Lessee of such determination, and Lessor and Lessee shall negotiate in good faith a mutually acceptable alternative method of calculating the Interest Rate and shall execute and deliver such documents as reasonably may be required to incorporate such alternative method of calculating the Interest Rate in this Schedule, within thirty (30) days after the date of Lessor's notice to Lessee. If the parties are unable mutually to agree to such alternative method of calculating the Interest Rate in a timely fashion, on the Rent Payment Date next succeeding the expiration of such thirty (30) day period Lessee shall purchase all (but not less than all) of the Equipment described on all Schedules executed pursuant to the Agreement and shall pay to Lessor, in cash, the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Stipulated Loss Value of such Equipment calculated in accordance with Annex D as of the date of payment, together with all rent and other sums then due on such date, plus all taxes and charges upon sale and all other reasonable and documented expenses incurred by Lessor in connection with such sale. Upon satisfaction of the conditions specified in this paragraph, Lessor will transfer, on an AS IS BASIS, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment, free and clear of any liens or encumbrances created by Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code statements of termination and other documents and instruments as reasonably may be required in order to convey or terminate any interest of Lessor in and to the Equipment.

     3. If any Rent Payment Date is not a Business Day, the Rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut or Maryland are authorized by law or other governmental action to close.

     4. Lessee shall pay to Lessor, for the account of each Participant, from time to time the amounts as such Participant may determine to be necessary to compensate it for any increased costs which such Participant determines are attributable to its making or maintaining its interest in the Lease and the Equipment (the "Interest") or any reduction in any amount receivable by such Participant in respect of any such Interest (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change (as defined below) which:

          (i) changes the basis of taxation of any amounts payable to Lessor for the account of such Participant in respect of such Interest (other than taxes imposed on or measured by the overall net income of such Participant in respect of the Interest by the jurisdiction in which such Participant has its principal office or its lending office, or where the Participant is otherwise subject to taxation); or

          (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Participant; or

          (iii) imposes any other condition affecting this Lease or any Interest.

For purposes hereof, "Regulatory Change" shall mean any change after the date of this Lease in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as amended or supplemented from time to time) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including any Participant or under any United States Federal, state or foreign law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     Without limiting the effect of the foregoing paragraph (but without duplication), Lessee shall pay to Lessor, for the account of each Participant, from time to time on request such amounts as such Participant may determine to be necessary to compensate such Participant (or, without duplication, the bank holding company of which such Participant is a subsidiary) for any increased costs which it determines are attributable to the maintenance by such Participant (or any lending office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority (i) following any Regulatory Change or
(ii) implementing any risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R.
Part 208, Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 C.F.R. Part 3, Appendix A)), of capital in respect of such Participant's Interest (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Participant (or any lending office or bank holding company) to a level below that which such Participant (or any lending office or bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this paragraph, "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

     Each Participant shall notify Lessee of any event occurring after the date of this Lease that will entitle such Participant to compensation under the preceding two paragraphs as promptly as practicable, but in any event within forty-five (45) days, after such Participant obtains actual knowledge thereof; provided, that (i) if such Participant fails to give such notice within forty-five (45) days after it obtains actual knowledge of such an event, such Participant shall, with respect to compensation payable pursuant to the preceding two paragraphs in respect of any costs resulting from such event, only be entitled to payment under the referenced paragraphs for costs incurred from and after the date forty-five (45) days prior to the date that such Participant does give such notice, and (ii) such Participant will designate a different lending office for the Interest if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Participant, be disadvantageous to such Participant. Each Participant will furnish to Lessee a certificate setting forth the basis and amount of each request by such Participant for compensation under the preceding two paragraphs. Determinations and allocations by each Participant for purposes of the preceding two paragraphs shall be conclusive, absent manifest error.

D.   Insurance.

     1.   Public Liability:  $25,000,000.00, total liability per occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

E.   Fixed Purchase Price and Residual Risk Amount

END OF YEAR    FIXED PURCHASE PRICE     RESIDUAL RISK AMOUNT

     5              66.365722                14.000000
     6              58.243544                 7.200000
     7              49.582795                 6.300000
     8              40.347762                 5.400000
     9              30.500366                 4.400000
     10             20.000000                 3.300000

expressed as a percent of the Capitalized Lessor's Cost of the Equipment.

     This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.


[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                      LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION,        THE CONNECTICUT LIGHT AND POWER
FOR ITSELF AND AS AGENT FOR CERTAIN          COMPANY
PARTICIPANTS


By: /S/ William C. Badgio                    By: /S/ David R. McHale
Name: William C. Badgio                      Name: David R. McHale
Title: Transaction & Syndication             Title: Assistant Treasurer of
          Manager                                      Finance

ANNEX A
TO
SCHEDULE NO. 002
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996


DESCRIPTION OF EQUIPMENT

Manufacturer
Serial Numbers
Type and Model of Equipment
Number of Units
Cost per Unit


[See Attachment No. 1 attached hereto]


Attachment No. 1 to Annex A
SCHEDULE NO. 002

One (1) GE LM-6000 simple cycle aeroderivative gas turbine bearing the serial number listed below, together with all equipment, materials, engineering and construction services for the installation thereof, all as more fully described in the following proposals:

1. GE Power Systems Equipment and Services Proposal for Gas Turbine Capacity Addition Project - Commercial Volume - PROPOSAL NO. 12581BG.

2. GE Power Systems Equipment and Services Proposal for Five (5) PGLM8000 60 Hertz Combustion Gas Turbine Package Power Plants - Supporting Volume 1 of 2 - PROPOSAL NO. IPS-60213.

3. GE Power Systems Equipment and Services Proposal for Gas Turbine Capacity Addition - Supporting Volume 2 of 2 - PROPOSAL NO. 298T9954.

As further detailed in the proposal letters dated April 29, 1996; May 7, 1996; May 15, 1996; May 17, 1996; and June 17, 1996; and finally, as described in Purchase Order No. 802823 dated May 31, 1996, as amended on June 17, 1996.

Site Number

14

Turbine Serial Number

185-172

Generator Serial Number

336X624

GE MK V Controls Serial Number

OJYJV502CA001001

GE 15 KV Switchgear DWG. No.

0357A4395

GE MCC Diag. No.

319B8738

EQUIPMENT LOCATION:  Off Naugatuck Avenue, Devon (Town of Milford), CT  06460

SCHEDULE A
DESCRIPTION OF REAL PROPERTY

TO:       D. P. Venora

FROM:     E. F. Fuller - NU East, Ext. 6938

SUBJECT:  Devon Jet Turbines
          Lease Area
          (83-1.1)


The following is a description for area to be leased in the Town of Milford, County of New Haven, State of Connecticut.

That certain piece or parcel of land containing 23,200 square feet, more or less, located about 2,000 feet northerly of Interstate Route 95 and about 80 feet easterly of the Housatonic River in the Town of Milford, County of New Haven, State of Connecticut. Said parcel is shown as "Area to be Leased" on a map hereinafter referred to, being bounded and described as follows:

Commencing at a point marking the northeasterly corner of the most northerly turbine foundation and the northeasterly corner of the herein described parcel; thence the following four (4) courses and distances across land of the Lessor and being in part along the face of the turbine foundations: 15 degrees 24' 20" W 290.00 feet to a point, marking the southeasterly corner of the herein described parcel; N 74 degrees 35' 40" W 80.00 feet to a point, marking the northwesterly corner of the herein described parcel; and S 74 degrees 35' 40" E 80.00 feet to the point and place of commencement.

The "Area to be Leased" is more clearly designated and defined on a map entitled "Plan Showing Area to be Leased for Turbine Units - Devon Station Milford, Connecticut Scale: 1" = 40' Date: 6/20/96 Dwg. No. 21767.


[THIS PAGE IS A GRAPHIC REPRESENTATION OF THE MAP OF "THE DESCRIPTION OF REAL PROPERTY"]

ANNEX B
TO
SCHEDULE NO. 002
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996


[THIS PAGE LEFT BLANK INTENTIONALLY]



ANNEX C
TO
SCHEDULE NO.  002
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

CERTIFICATE OF ACCEPTANCE


To:  General Electric Capital Corporation,
     for Itself and as Agent for Certain Participants

     Pursuant to the provisions of the above Schedule and Master Lease Agreement (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related invoice is in good condition and appearance, installed (if applicable), and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents. Nothing herein shall be deemed to prejudice the rights of Lessor or Lessee against the Supplier.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.



/S/David R. McHale
Lessee's Authorized Representative


Dated: June 21, 1996


ANNEX D
TO
SCHEDULE NO. 002
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

          STIPULATED LOSS
     PERIOD    VALUE

     0    100.0000000000
     1    99.5233248113
     2    99.0440924589
     3    98.5622892246
     4    98.0779013167
     5    97.5909148695
     6    97.1013159429
     7    96.6090905220
     8    96.1142245169
     9    95.6167037619
     10   95.1165140153
     11   94.6136409591
     12   94.1080701985
     13   93.5997872614
     14   93.0887775982
     15   92.5750265810
     16   92.0585195037
     17   91.5392415811
     18   91.0171779489
     19   90.4923136627
     20   89.9646336984
     21   89.4341229510
     22   88.9007662344
     23   88.3645482813
     24   87.8254537422
     25   87.2834671858
     26   86.7385730970
     27   86.1907558786
     28   85.6399996491
     29   85.0862892429
     30   84.5296062101
     31   83.9699406155
     32   83.4072710385
     33   82.8415827726
     34   82.2728598249
     35   81.7010859155
     36   81.1262446773
     37   80.5483196554
     38   79.9672943066
     39   79.3831519969
     40   78.7958760110
     41   78.2054495322
     42   77.6118556614
     43   77.0150774067
     44   76.4150976854
     45   75.8118993229
     46   75.2054650525
     47   74.5957775149
     48   73.9828192577
     49   73.3665727348
     50   72.7470203062
     51   72.1241442369
     52   71.4979266970
     53   70.8683497609
     54   70.2353954069
     55   69.5990455165
     56   68.9592818741
     57   68.3160861664
     58   67.6694399816
     59   67.0193248095
     60   66.3657220404
     61   65.7086129648
     62   65.0479787728
     63   64.3838005536
     64   63.7160592950
     65   63.0447358827
     66   62.3698111001
     67   61.6912656273
     68   61.0090800407
     69   60.3232348127
     70   59.6337103108
     71   58.9404867972
     72   58.2435444283
     73   57.5428632541
     74   56.8384232172
     75   56.1302041531
     76   55.4181857888
     77   54.7023477427
     78   53.9826695237
     79   53.2591305309
     80   52.5317100529
     81   51.8003872672
     82   51.0651412394
     83   50.2359509230
     84   49.5827951586
     85   48.8356526731
     86   48.0845020795
     87   47.3293218760
     88   46.5700904453
     89   45.8067860543
     90   45.0393868534
     91   44.2678708754
     92   43.4922160358
     93   42.7124001310
     94   41.9284008389
     95   41.1401957173
     96   40.3477622046
     97   39.5510776142
     98   38.7501191440
     99   37.9448638853
     100  37.1352887276
     101  36.3213705566
     102  35.5030880538
     103  34.6804117955
     104  33.8533242326
     105  33.0217996896
     106  32.1858143639
     107  31.3453443252
     108  30.5003655149
     109  29.6508537454
     110  28.7967846993
     111  27.9381339285
     112  27.0748768542
     113  26.2069887653
     114  25.3344448185
     115  24.4572200369
     116  23.5752893099
     117  22.6886273921
     118  21.7972089024
     119  20.9010063240
     120  0.0000000000

Initials:
/S/ WCB
Lessor

/S/ DCM
Lessee


ANNEX E
TO
SCHEDULE NO. 002
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

AMORTIZATION SCHEDULE


All rent payments are due the first day of the month.


                                   UNAMORTIZED
RENT PAYMENT DATE   PRINCIPAL*     PRINCIPAL BALANCE*

     Aug-96    0.0000000000   100.0000000000
     Sep-96    0.4766751887   99.5233248113
     Oct-96    0.4792323524   99.0440924589
     Nov-96    0.4818032343   98.5622892246
     Dec-96    0.4843879079   96.0779013167
     Jan-97    0.4869864472   97.5909148695
     Feb-97    0.4895989268   97.1013159429
     Mar-97    0.4922254208   96.6090905220
     Apr-97    0.4948660051   96.1142245169
     May-97    0.4975207550   95.6167037619
     Jun-97    0.5001897466   95.1165140153
     Jul-97    0.5028730582   94.6136409591
     Aug-97    0.5055707806   94.1060701985
     Sep-97    0.5082829371   93.5997872614
     Oct-97    0.5110096632   93.0887775962
     Nov-97    0.5137510172   92.5750265810
     Dec-97    0.5165070773   92.0585195037
     Jan-98    0.5192779228   91.5392415811
     Feb-98    0.5220836323   91.0171779489
     Mar-98    0.5248642861   90.4923136627
     Apr-98    0.5276799643   89.9646336984
     May-98    0.5305107475   89.4341229510
     Jun-96    0.5333587166   88.9007682344
     Jul-98    0.5362179531   88.3645482813
     Aug-98    0.5390945390   87.8254537422
     Sep-98    0.5419665586   87.2834671856
     Oct-98    0.5448940886   86.7385730970
     Nov-98    0.5478172184   86.1907558786
     Dec-98    0.5507500295   85.6399996491
     Jan-99    0.5537106061   85.0662892429
     Feb-99    0.5566810328   84.5296082101
     Mar-99    0.5596673946   83.9699406155
     Apr-99    0.5626697770   83.4072710385
     May-99    0.5858882659   82.8415827726
     Jun-99    0.5687229477   82.2728598249
     Jul-99    0.5717739094   81.7010859155
     Aug-99    0.5748412382   81.1262446773
     Sep-99    0.5779250219   80.5483196554
     Oct-99    0.5810253488   79.9672943066
     Nov-99    0.5841423077   79.3831519989
     Dec-99    0.5872759878   78.7958760110
     Jan-00    0.5904264788   78.2054495322
     Feb-00    0.5935938709   77.6118556614
     Mar-00    0.5967782546   77.0150774067
     Apr-00    0.5999797213   76.4150976854
     May-00    0.6031983625   75.8118993229
     Jun-00    0.6064342704   75.2054650525
     Jul-00    0.6096875376   74.5957775149
     Aug-00    0.6129582572   73.9628192577
     Sep-00    0.6162465228   73.3665727348
     Oct-00    0.6195524287   72.7470203062
     Nov-00    0.6228760893   72.1241442369
     Dec-00    0.6262175399   71.4979266970
     Jan-01    0.6295769361   70.8683497609
     Feb-01    0.6329543540   70.2353954089
     Mar-01    0.6363498904   69.5990455165
     Apr-01    0.6397636424   68.9592818741
     May-01    0.6431957078   68.3160661664
     Jun-01    0.6466481847   67.6694399616
     Jul-01    0.6501151721   67.0193248095
     Aug-01    0.6538027891   66.3657220404
     Sep-01    0.6571090758   65.7066129648
     Oct-01    0.6606341920   65.0479787728
     Nov-01    0.6641782192   64.3838005536
     Dec-01    0.6677412586   63.7160592950
     Jan-02    0.6713234122   63.0447358827
     Feb-02    0.6749247826   62.3696111001
     Mar-02    0.6785454729   61.6912656273
     Apr-02    0.6821855866   61.0090800407
     May-02    0.6858452280   60.3232348127
     Jun-02    0.6895245019   59.6337103108
     Jul-02    0.6932235136   58.9404867972
     Aug-02    0.6969423689   58.2435444283
     Sep-02    0.7006811743   57.5428632541
     Oct-02    0.7044400368   56.8384232172
     Nov-02    0.7082190641   56.1302041531
     Dec-02    0.7120183643   55.4181857888
     Jan-03    0.7158380461   54.7023477427
     Feb-03    0.7196782190   53.9826695237
     Mar-03    0.7235389928   53.2591305309
     Apr-03    0.7274204780   52.5317100529
     May-03    0.7313227858   51.8003872672
     Jun-03    0.7352460278   51.0651412394
     Jul-03    0.7391903164   50.3259509230
     Aug-03    0.7431557644   49.5827951586
     Sep-03    0.7471424855   48.8356526731
     Oct-03    0.7511505936   48.0645020795
     Nov-03    0.7551802035   47.3293218760
     Dec-03    0.7592314307   46.5700904453
     Jan-04    0.7633043910   45.8067880543
     Feb-04    0.7673992010   45.0393868534
     Mar-04    0.7715159779   44.2678706754
     Apr-04    0.7758548397   43.4922160358
     May-04    0.7798159047   42.7124001310
     Jun-04    0.7839992921   41.9284006289
     Jul-04    0.7882051217   41.1401957173
     Aug-04    0.7924335137   40.3477622036
     Sep-04    0.7966845893   39.5510776142
     Oct-04    0.8009584702   38.7501191440
     Nov-04    0.8052552787   37.9448638653
     Dec-04    0.8095751377   37.1352887276
     Jan-05    0.8139181710   36.3213705566
     Feb-05    0.8182845029   35.5030660538
     Mar-05    0.8226742583   34.6804117955
     Apr-05    0.8270875629   33.8533242326
     May-05    0.8315245430   33.0217996896
     Jun-05    0.8359853257   32.1858143639
     Jul-05    0.8404700387   31.3453443252
     Aug-05    0.8449788102   30.5003655149
     Sep-05    0.8495117695   29.6508537454
     Oct-05    0.8540690482   28.7967846993
     Nov-05    0.8586507707   27.9381339285
     Dec-05    0.8632570744   27.0748768542
     Jan-08    0.8678880889   26.2069887653
     Feb-08    0.8725439468   25.3344448185
     Mar-06    0.8772247816   24.4572200369
     Apr-06    0.8819307270   23.5752893099
     May-06    0.8866619179   22.6886273921
     Jun-06    0.8914184896   21.7972069024
     Jul-06    0.8962005784   20.9010083240
     Aug-06    20.9010083240  0.0000000000


Initials:/S/ WCB
          Lessor

          /S/DRM
          Lessee

*The Principal and Unamortized Principal Balance as of any Rent Payment Date shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table.



ANNEX F
TO
SCHEDULE NO.  002
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

RETURN PROVISIONS: In addition to the provisions provided for in Section X of this Lease, and provided that Lessee has elected not to exercise its purchase option pursuant to Section XVIII(c) of the Lease, Lessee shall, at its expense:

     (a) With respect to maintenance, Lessee may not discriminate in favor of similar equipment owned by Lessee as against the Equipment with respect to scheduling of maintenance, parts or service.

     (b) The Equipment shall not be taken out of commercial operation in Lessee's business as a public utility.

     (c) Lessor, at its sole discretion, may, from time to time, inspect the Equipment at Lessor's sole expense. If any of the Equipment is not operating within manufacturer's specifications or in accordance with current safe utility practices, Lessor will communicate these discrepancies to Lessee in writing. Lessee shall have thirty (30) days to rectify these discrepancies or respond to the report at its sole expense. Lessee shall pay all expenses for the re-inspection by the Lessor-appointed expert, if corrective measures are required.

     (d) If Lessee intends to return the Equipment at the expiration or earlier termination of the Term, Lessee shall provide Lessor with one hundred eighty (180) days' prior written notice (the "Return Notice"). If Lessee gives Lessor the Return Notice, this Paragraph (d) through and including Paragraph (p) shall be applicable.

     (e) Lessee shall provide to Lessor, at least one hundred eighty (180) days prior to lease termination a detailed inventory of all components of the Equipment with consideration to the conditions set forth in Section VI ("Service") of the Lease. The inventory shall include but not be limited to a detailed listing of all items of the Equipment by both the model and serial number for all components comprising this Lease.

     (f) At least one hundred eighty (180) days prior to the expiration or earlier termination of the Term, Lessee shall (1) upon receiving reasonable notice from Lessor, make the Equipment available for operational inspections (where applicable) by potential purchasers; (2) cause the manufacturer(s), or other persons expressly authorized by the manufacturer and/or Lessor, to inspect, examine and test all material and workmanship to ensure the Equipment is operating within the manufacturer's specifications; (3) provide to Lessor a written report from the authorized inspector detailing said inspection and condition of the Equipment; (4) if during such inspection, examination or test, the authorized inspector finds any of the material or workmanship to be defective or the Equipment not operating within the manufacturer's specifications, then Lessee shall repair or replace such defective material, and after corrective measures are completed, Lessee will provide for another inspection of the Equipment by the authorized inspector as outlined above.

     (g) At least ninety (90) days prior to the expiration or earlier termination of the Term and upon request by Lessor, Lessee shall provide, or cause the Supplier(s) to provide to Lessor, the following documents: (1) one set of service and operating manuals including replacements and/or additions thereto, such that all documentation is completely up to date; and (2) one set of documents detailing equipment configuration, hardware maps, operating requirements, maintenance records, and other technical data concerning the set-up and operation of the Equipment including replacements and additions thereto, such that all documentation is completely up to date.

     (h) A potential purchaser of the Equipment shall provide for the deinstallation, packaging and transportation of the Equipment to include, but not limited to the following: (1) the manufacturer's representative shall de-install all Equipment (including all wire, cable and mounting hardware);
(2) the Equipment shall be packed properly and in accordance with the manufacturer's recommendation, given its destination and mode of transport; and (3) such potential purchaser shall transport the Equipment in a manner consistent with the manufacturer's recommendations and practices. In the event the Lease expires or terminates without a purchaser for the Equipment, Lessee shall remain liable for all items outlined in this Paragraph (h).

     (i) Upon expiration or termination of the Lease, a potential purchaser of the Equipment shall obtain and pay for a policy of transit insurance for the delivery period in an amount equal to the replacement value of the Equipment with the Lessor named as loss payee on all such policies of insurance, and provide transportation to locations anywhere in the continental United States, Canada and Mexico as selected by Lessor. In the event the Lease expires or terminates without a purchaser for the Equipment, Lessee shall remain liable for all of the items outlined in this Paragraph
(i).

     (j) Lessee shall provide safe, secure storage for the Equipment at the Devon, Connecticut site (the "Site") for a period of up to one hundred eighty
(180) days after expiration or termination of the Lease at an accessible location satisfactory to Lessor.

     (k) Upon expiration or earlier termination of the Term, all Equipment shall be cleaned and cosmetically acceptable, and in such condition so that it may be immediately installed and placed into use in a similar operating environment.

     (l) Lessee shall ensure that all Equipment and equipment operation, including emissions, conform to all applicable local, state, Environmental Protection Agency ("EPA"), and Federal laws, health and safety guidelines including current emission standards applicable to the potential purchasers.


     (m) If available, Lessee shall make available for a period of three hundred sixty five (365) days following successful re-installation and test run of the Equipment, as required, any engineering and technical personnel necessary for the training of personnel with respect to the operation, maintenance and repair of the Equipment (said engineering and technical personnel will be made available by Lessee for an additional sixty (60) day period for consultation regarding the operation of the Equipment), and the purchaser of the Equipment shall be responsible for Lessee's out-of-pocket expenses incurred in connection with providing such engineering and technical personnel.

     (n) Lessee shall be solely responsible for the cost of all repairs, alterations, inspections, appraisals, storage charges, insurance costs, demonstration costs, and other related costs necessary to place the Equipment in such condition as to be in complete compliance with the Lease.

     (o) Lessor shall have the right to attempt resale of the Equipment from Lessee's Site with Lessee's full cooperation and assistance for a period of one hundred twenty (120) days from the expiration or earlier termination of the Term. During this period, the Equipment must remain operational with the necessary electric power, lighting, heat, air-conditioning, water, fuel and compressed air necessary to maintain and demonstrate the Equipment to any potential buyer.

     (p) Upon return of the Equipment, Lessee shall pay to Lessor such amount as is required to reimburse Lessor for the costs necessary to perform any outstanding maintenance work (if required) on the Equipment and a pro-rata assessment of the cost of combustion, hot gas path, and major repairs based upon actual hours of use by Lessee of the Equipment through the date of expiration or earlier termination of the Term.




Initials: /S/ WCB
          Lessor

          /S/ DRM
          Lessee


ANNEX G
TO
SCHEDULE NO.  002
DATED THIS 21ST DAY OF JUNE, 1996
TO MASTER LEASE AGREEMENT DATED AS OF JUNE 21, 1996

ESTOPPEL/WAIVER AGREEMENT

June 21, 1996




Gentlemen/Ladies:

     General Electric Capital Corporation, for Itself and as Agent for Certain Participants ("Lessor"), has entered into, or is about to enter into, a lease or similar agreement (the "Lease") with The Connecticut Light and Power Company ("Lessee"), pursuant to which Lessee has leased or will lease from Lessor certain personal property described in the attached Annex A (such property, together with any replacements thereof, being referred to as the "Personal Property"). Some or all of the Personal Property is, or will be, located at certain premises described on Annex A (the "Premises"). This letter is being sent to you because of your interest in the Premises.

     By your signature below, you hereby agree (and we shall rely on your agreement) that: (i) the Personal Property is, and shall remain, personal property regardless of the method by which it may be, or become, affixed to the Premises; (ii) your interest in the Personal Property and any proceeds thereof (including, without limitation, proceeds of any insurance therefor) shall be, and remain, subject to the ownership interests of Lessor (until and unless Lessor shall formally release or transfer its interest in the Personal Property to Lessee); (iii) Lessor, and its employees and agents, shall have the right with prior notice, from time to time, to enter the Premises for the purpose of inspecting the Personal Property; and (iv) Lessor, and its employees and agents, shall have the right, upon any default by Lessee under the Lease, to enter the Premises and to remove the Personal Property from the Premises. Lessor agrees to reimburse you for any damages actually caused to the Premises by Lessor, or its employees or agents, during any such removal. These agreements shall be binding upon, and shall inure to the benefit of, any successors and assigns of the parties hereto.

     We appreciate your cooperation in this matter of mutual interest.

GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS

By:/s/William C. Badgio
Name: William C. Badgio
Title: Transaction and Syndication Manager

AGREED TO AND ACCEPTED BY:


By:/s/Scott Thiel
Name: Scott Thiel
Title: Assistant Vice President
Date: June 21, 1996



ATTACHMENT TO UNIFORM COMMERCIAL CODE FINANCING STATEMENT


1. SECURED PARTY: GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS

     DEBTOR:        THE CONNECTICUT LIGHT AND POWER COMPANY

2.   DESCRIPTION OF PROPERTY:

     The equipment leased pursuant to that certain Master Lease Agreement dated as of the 21st day of June, 1996, between Secured Party, as lessor, and Debtor, as lessee, together with all accessions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); more fully described on the attached Annex(es) A.